                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

     [   ]   Preliminary Proxy Statement                     [   ]   Confidential, For Use of the Commission Only
                                                                     (as permitted by Rule 14a-6(e)(2))
     [ X ]   Definitive Proxy Statement
     [   ]   Definitive Additional Materials
     [   ]   Soliciting Material Under Rule 14a-12


                                  AZUREL, LTD.
                ------------------------------------------------
                (Name of Registrant as specified in its charter)


      --------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement), if other than Registrant


Payment of Filing Fee (Check the appropriate box):

      [   ] No fee required
      [   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
            and 0-11.

            (1) Title of each class of securities to which transaction applies:

            (2) Aggregate number of securities to which transaction applies:

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and how it was determined):

            (4) Proposed maximum aggregate value of transaction:

            (5) Total fee paid:

      [ X ] Fee paid previously with preliminary materials.

      [   ] Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1) Amount Previously Paid:                       902.50
                                                              ------
            (2) Form, Schedule or Registration Statement No.: PREM 14A
                                                              --------
            (3) Filing Party:                                 Azurel, Ltd.
                                                              ------------
            (4) Date Filed:                                   September 13, 2002
                                                              ------------------

                                  AZUREL, LTD.
                               23 F. Commerce Road
                           Fairfield, New Jersey 00704

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 17, 2002

         NOTICE IS HEREBY GIVEN, that the Annual Meeting (the "Meeting") of stockholders (the "Stockholders") of Azurel, Ltd. (the "Company") will be held at 11:00 A.M. on October 17, 2002 at the offices of Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP, at 101 East 52nd Street, New York, NY, 10022 for the following purposes:

         1. To consider and vote upon a proposal to approve the Agreement and Plan of Merger, including all transactions and developments contemplated thereby, dated as of July 1, 2002 (including the Amendment thereto, the "Merger Agreement"), by and among the Company, Flo Weinberg, Inc., a corporation formed under the laws of the State of Delaware wholly owned and operated by the Company (the "Subsidiary"), RM Enterprises International, Ltd., a Delaware corporation ("RM") and Romantic Moments, Inc., a corporation formed under the laws of the State of Delaware wholly owned and operated by RM ("Romantic"), a copy of which is attached hereto as Exhibit A;

         2. To approve an amendment to the Company's Certificate of Incorporation, a copy of which is attached hereto as Exhibit B, increasing the number of the Company's authorized shares of common stock to fifty million;

         3. To approve the nominations of Norman Grief, Brian Bookmeier, Steven Moskowitz, Frank Lazauskas and Jerome Schlanger to the Company's Board of Directors;

         4. To approve the appointment of Grassi & Co. CPAs, P.C. as the Company's independent auditors for the ensuing fiscal year; and

         5. To act upon such other business as may properly come before the Meeting or any adjournment thereof.

         The purpose of the Merger is to have the Company acquire and assume the business of Romantic through the Subsidiary. If Proposal 1 is approved, the Company will issue, pursuant to the terms of the Merger Agreement, 9,500,000 shares of its common stock in consideration for all of the shares of common stock of Romantic. The Company's Stockholders will not receive any cash, stock or other property in connection with, or as a result of, the Merger. Pursuant to the Merger Agreement, RM will receive approximately 36% of the Company's then outstanding common stock.

         Stockholders of record at the close of business on September 11, 2002 are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. Whether you expect to attend the Meeting in person or not, please sign, fill out, date and return the enclosed proxy in the self-addressed, postage-paid envelope also enclosed. If you attend the Meeting and prefer to vote in person, you can revoke your proxy.

                                  By Order of the Board of Directors,
                                  Edward Adamcik
                                  Secretary

September 25, 2002

                                  AZUREL, LTD.
                               23 F. Commerce Road
                           Fairfield, New Jersey 00704

                         -------------------------------

                                 PROXY STATEMENT

                         -------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 17, 2002

         This Proxy Statement is being furnished in connection with the solicitation by the board of directors of Azurel, Ltd. (the "Company"), for use at the Annual Meeting (the "Meeting") of stockholders (the "Stockholders") of the Company to be held on October 17, 2002 at 11:00 A.M. at the offices of Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP, at 101 East 52nd Street, New York, NY, 10022 and at any adjournment or postponement thereof.

         Only Stockholders of record at the close of business on September 11, 2002 (the "Record Date") are entitled to vote at the Meeting. As of the Record Date, there were issued and outstanding 16,598,534 shares of the Company's common stock (the "Common Stock"). Each outstanding share of Common Stock is entitled to one vote on all matters properly coming before the Meeting. All properly executed, unrevoked proxies on the enclosed form of proxy that are received in time will be voted in accordance with the Stockholder's directions and, unless contrary directions are given, will be voted for the proposals (the "Proposals") described below. Anyone giving a proxy may revoke it at any time before it is exercised by giving the board of directors of the Company written notice of the revocation, by submitting a proxy bearing a later date or by attending the Meeting and voting in person.

         The presence in person or by properly executed proxy of holders representing a majority of the issued and outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting, who will determine whether or not a quorum is present. Shares of Common Stock represented by proxies that are marked "abstain" will be included in the determination of the number of shares present and voting for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are not counted as voted either for or against a Proposal. Brokers holding shares of Common Stock for beneficial owners in "street name" must vote those shares according to specific instructions they receive from the owners. However, brokers have discretionary authority to vote on "routine" matters. Absent specific instructions from the beneficial owners in the case of "non-routine" matters, the brokers may not vote the shares. "Broker non-votes" result when brokers are precluded from exercising their discretion on certain types of proposals. Shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares entitled to vote at the Meeting on those matters as to which instructions to vote are not provided by the owner.

         The board of directors of the Company (the "Board"), has adopted and approved each of the Proposals set forth herein and recommends that the Stockholders vote "FOR" each of the Proposals.

         Approval of Proposals 1 & 2 requires the affirmative vote of a majority of the Company's outstanding shares of Common Stock. Approval of Proposals 3 & 4 requires the affirmative vote of a majority of the votes cast at the Meeting.

         This Proxy Statement, the accompanying Notice of Meeting and the form of proxy have been first sent to the Stockholders on or about September 26, 2002. The date of this Proxy Statement is September 25, 2002.

                                TABLE OF CONTENTS

                                                                                                               Page

SUMMARY...........................................................................................................1
QUESTIONS AND ANSWERS ABOUT THE MEETING...........................................................................2
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS.................................................................3
PROPOSAL 1:  APPROVAL OF THE MERGER...............................................................................4
         Description of the Merger................................................................................4
         Material Terms of the Merger.............................................................................6
         Certain Federal Income Tax Consequences..................................................................8
         Accounting Treatment of the Merger.......................................................................9
         Appraisal Rights.........................................................................................9
         Interest of Certain Persons in the Merger................................................................9
         Business of the Company.................................................................................10
         Business of Romantic....................................................................................14
         Management's Discussion and Analysis....................................................................26
         Security Ownership of Certain Beneficial Owners And Management..........................................20
         Stockholder Vote Required...............................................................................21
PROPOSAL 2:  APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.......................................22
         Description of Securities...............................................................................22
         Stockholder Vote Required...............................................................................23
PROPOSAL 3: APPROVAL OF NOMINEES TO THE BOARD OF DIRECTORS.......................................................24
         Management..............................................................................................24
         Legal Proceedings.......................................................................................25
         Certain Relationships and Related Transactions..........................................................25
         Compliance with 16(a) of the Exchange Act...............................................................26
         Executive Compensation..................................................................................26
         Stockholder Vote Required...............................................................................26
PROPOSAL 4:  RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.........................................27
         General.................................................................................................27
         Stockholder Vote Required...............................................................................27
GENERAL AND OTHER MATTERS........................................................................................28
SOLICITATION OF PROXIES..........................................................................................28
STOCKHOLDER PROPOSALS............................................................................................28


EXHIBIT A - Merger Agreement.......................................................................................
EXHIBIT B - Amendment to Certificate of Incorporation..............................................................
EXHIBIT C - Azurel, Ltd.'s Annual Report on Form 10-KSB for the Fiscal Year Ended December 31, 2001................
EXHIBIT D - Azurel, Ltd.'s Quarterly Report on Form 10-QSB for the Period Ended June 30, 2002......................
EXHIBIT E - Pro Forma Information..................................................................................
EXHIBIT F - Romantic Moments, Inc.'s Financial Statements..........................................................
EXHIBIT G - Management Agreement...................................................................................

                                     SUMMARY

The following is a summary of the terms of the Proposals. This summary is qualified by the more detailed description appearing elsewhere in this Proxy Statement. We urge you to carefully read this Proxy Statement, and the exhibits hereto, in their entirety because the information in this summary is not complete.

o The first item to be voted on at this meeting of our stockholders is the proposal to approve the Agreement and Plan of Merger, including the Amendment thereto, whereby Romantic Moments, Inc. will merge with and into Flo Weinberg, Inc., a newly formed corporation formed under the laws of the State of Delaware that we wholly own and operate. See "Proposal 1: Approval of the Merger - Material Terms of the Merger."

o The Agreement and Plan of Merger provides that all issued and outstanding shares of common stock of Romantic Moments shall be converted into the right to receive an aggregate of 9,500,000 shares of common stock of our company. As a result of the merger transaction (which we refer to as the "Merger"), Romantic Moments shall cease to exist and all of its rights, assets, liabilities and obligations shall become the rights, assets, liabilities and obligations of Flo Weinberg, our subsidiary. See "Proposal 1: Approval of the Merger - Material Terms of the Merger."

o It will not be necessary for our stockholders to send us their certificates for shares of our common stock. We are a party to the Agreement and Plan of Merger, but not to the Merger itself. See Section "Proposal 1: Approval of the Merger - Description of the Merger."

o Concurrently with the Merger, we intend to consummate a private placement of notes convertible into our common stock and warrants to purchase shares of our common stock. The closing of the Merger is conditioned on the raise of $350,000 in the private placement. See "Proposal 1: Approval of the Merger - Material Terms of the Merger."

o Upon completion of the Merger, our business will remain in its current form and the business of Flo Weinberg will be the business currently being conducted by Romantic. See "Business of Romantic."

o Our stockholders will not receive any cash, stock or other property in connection with, or as a result of, the Merger. See Section "Proposal 1- Approval of the Merger - Description of Merger."

o In conjunction with the Merger, we are proposing the adoption of an amendment to our Certificate of Incorporation to increase the number of shares of our common stock that we are authorized to issue. See "Proposal 2 - Approval of the Amendment to the Certificate of Incorporation."

o We have conditioned the Merger on approval of a majority of our stockholders despite the fact that no such approval is required under Delaware law. Stockholder approval of Proposal 2 of this Proxy Statement requires the affirmative vote of a majority of our outstanding shares of common stock. Stockholder approval of Proposal 3 and Proposal 4 in this Proxy Statement requires the affirmative vote of a majority of the votes cast. In addition, Proposal 3 is conditioned upon stockholder approval of Proposal 1 and Proposal 2, without which Proposal 3 will be withdrawn and not voted upon.

                     QUESTIONS AND ANSWERS ABOUT THE MEETING

What is being voted on at the Meeting?

Our Board is asking stockholders to consider four items at this Annual Meeting of Stockholders:

         (i) To approve the Merger Agreement attached hereto as Exhibit A and all transactions and developments contemplated thereby;

         (ii) To approve an amendment to our Certificate of Incorporation increasing the number of shares we are authorized to issue to fifty million (50,000,000);

         (iii) To elect Norman Grief, Brian Bookmeier, Steven Moskowitz, Frank Lazauskas and Jerome Schlanger to our board of directors; and

         (iv) To approve the appointment of Grassi & Co. CPAs, P.C., as our independent auditors for the ensuing fiscal year.

What is the purpose of the Merger?

The purpose of the Merger is to allow us to acquire and carry on the business of Romantic, the operations of which we anticipate may complement our own.

Who can vote at the Meeting?

Our board of directors has set September11, 2002 as the Record Date for the Meeting. Only persons holding shares of our common stock of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting. Each share of our common stock will be entitled to one vote per share on each matter properly submitted for vote to our stockholders at the Meeting. On the Record Date there were 16,598,534 shares of our common stock outstanding held by approximately 75 stockholders of record.

What constitutes a quorum for the Meeting?

To have a quorum, we need the majority of the votes entitled to be cast to be present, in person or by proxy, including votes as to which authority to vote on any proposal is withheld. Shares of stock abstaining as to any proposal, and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer's shares of stock on one or more matters) on any proposal, will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the Meeting. Each will be tabulated separately.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct, unless you later revoke the proxy. Unless instructions to the contrary are marked, or if no instructions are specified, shares of stock represented by a proxy will be voted for the proposals set forth on the proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. If you are a registered stockholder, that is, if you hold your shares of stock in certificate form, and you attend the Meeting, you may deliver your completed proxy card in person. If you hold your shares of stock in "street name," that is, if you hold your shares of stock through a broker or other nominee, and you wish to vote in person at the Meeting, you will need to obtain a proxy form from the institution that holds your shares of stock.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised either by filing with our Secretary, at the address indicated above, a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the Meeting. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted proxy.

Any written notice of revocation sent to us must include the stockholder's name and must be received prior to the Meeting to be effective.

What vote is required to approve each item?

The approval of the Merger, and the approval of the amendment to our Certificate of Incorporation require the affirmative vote of a majority of our outstanding shares of common stock. The approval of the Merger is not a legal requirement, but has been imposed by our board of directors.

The election of our nominees for director and the appointment of Grassi & Co. CPAs, P.C. as our independent auditors for the ensuing fiscal year require the affirmative vote of a majority of the votes cast at the Meeting.


                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Information included in this Proxy Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's and/or Romantic's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's and Romantic's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's and Romantic's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Neither the Company nor Romantic undertakes an obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

                                   PROPOSAL 1

                             APPROVAL OF THE MERGER

Description of the Merger

On July 1, 2002, a definitive Merger Agreement was signed by and among our company, Flo Weinberg, RM and Romantic.

The Merger Agreement provides for a tax-free reorganization under Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended, whereby RM, as the sole shareholder of Romantic, will acquire 9,500,000 shares of our common stock in consideration for the merger of Romantic with and into our subsidiary Flo Weinberg. Azurel, Flo Weinberg, RM and Romantic have determined that the Merger represents an opportunity for all parties to the Merger Agreement to achieve long-term strategic and financial benefits.

The following are answers to some of the questions about the Merger that you, as one of our stockholders, may have. We urge you to read this Proxy Statement, including the Merger Agreement, carefully because the information in this section is not complete.

Has the Board of Directors Approved the Merger?
Yes. On July 2, 2002 our board of directors approved the Merger Agreement and all of the transactions and developments contemplated thereby.

How will the Merger work?
Romantic will be merged with and into Flo Weinberg, the surviving corporation in the Merger. The separate existence of Romantic will cease and Flo Weinberg will continue unimpaired by the Merger.

Do I have the right to vote on the Merger?
Yes, you do. That is the main purpose of this proxy statement. We are soliciting your vote in favor of the Merger. Your approval is not, however, required by the statute, case law or any regulation since our company is not a party to the Merger. Nonetheless, our board has conditioned the closing of the Merger on the approval by our stockholders.

If the Merger is approved, do I need to send you my shares of common stock? You do not. Since we are not a party to the Merger, as opposed to the Merger Agreement, you will not be exchanging, converting or canceling your shares.

How many shares will I have after the Merger?
The number of shares you own will remain the same. Nonetheless, your ownership percentage will be diluted. We are issuing 9,500,000 shares of our common stock in the Merger. We will also issue notes convertible into shares of our common stock as well as warrants to purchase additional shares of our common stock in a private placement (subject to approval of the Merger). We cannot assure you that the private placement will be consummated, or that the Merger will close. See "Material Terms of the Merger."

The total number of shares of our common stock issued and outstanding will therefore increase to 26,098,534 from the current 16,598,534 as a result of the Merger.

When and where can I trade my shares after the Merger?
Our shares of common stock are currently traded on the NASD Over-the-Counter Bulletin Board ("OTC BB") under the symbol "Azurel." The Merger will not affect where our shares are traded.

Will the shares to be issued in the Merger be freely trading?
Section 5 of the Securities Act prohibits the sale of unregistered securities. The shares that will be issued to RM will not be registered upon issuance, nor do we have any present intention of registering these shares. Neither the shares underlying the convertible notes nor those issuable upon exercise of the warrants will be registered. The warrants, however, will carry registration rights that may under certain conditions require us to register the underlying shares.

Even if these shares of common stock are registered, however, other restrictions will still apply. Certain securities may not be freely traded by affiliates, generally defined by the Commission as persons being in a control relationship with the issuer. None of the foregoing, however, will affect the status of the currently issued and freely trading shares of our common stock.

When do you expect the Merger to be completed?
We hope to complete the Merger as soon as possible, assuming that all of the conditions to the closing of the Merger as set forth in the Merger Agreement are either waived or completed to the satisfaction of the parties. The Merger will be effected through the filing of a Certificate of Merger in the State of Delaware.

What are the tax consequences of the Merger?
The Merger is intended to qualify as a tax-free reorganization for United States federal income tax purposes. If the Merger does so qualify, a United States shareholder of Romantic generally would recognize no gain or loss upon receipt of our shares of common stock in consideration for the shares of common stock of Romantic. We believe, but cannot assure you, that there will be no fiscal consequences for holders of our shares. You are urged to consult your own tax advisor for tax implications related to your particular situation.

What do I need to do in order to vote?
After reading this document, you will need to execute the proxy card provided along with this proxy statement and any other documents applicable to you that are included in this packet. Alternatively, you may appear at the Meeting and vote in person.

Who can help answer my questions?

If you have any questions about the Merger, you should contact Arthur Marcus, Esq., at:

                  Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP
                  101 East 52nd Street
                  New York, NY 10022
                  Telephone No.:    (212) 752-9700
                  Facsimile No.:    (212) 980-5192

If you have questions about our business, you should contact Edward Adamcik, Vice President of Operations, at:

                  Azurel, Ltd.
                  23 F. Commerce Road
                  Fairfield, New Jersey  00704
                  Telephone No.:    (973) 575-9500
                  Facsimile No.:    (973) 575-9501

If you have questions about the business of Romantic, you should contact Steven Moskowitz, CEO, at:

                  RM Enterprises International, Ltd.
                  Sunset Industrial Park
                  50 20th Street
                  Brooklyn, NY 11232
                  Telephone No.:    (718) 788-4798
                  Facsimile No.:    (718) 768-6404

Material Terms of the Merger

According to the terms of the Merger Agreement by and among the Company and the Subsidiary on the one side and RM and Romantic on the other side (collectively, the "Parties"), the Parties have determined that a business combination between the Subsidiary and Romantic presents an opportunity for the Parties to achieve long-term strategic and financial benefits. The merger (the "Merger") is to be effected through the conversion of the shares of common stock of Romantic into the right to receive shares of common stock of the Company (the "Common Stock"). The Company will issue an aggregate of 9,500,000 shares of Common Stock in the Merger (the "Merger Shares").

Simultaneously with the consummation of the Merger, the Company will also engage in a private placement (the "Private Placement") whereby certain 7% convertible promissory notes (the "Notes") and certain warrants to purchase shares of Common Stock (the "Private Placement Warrants") will be offered. The closing of the Merger is conditioned upon, among other things: (i) stockholder approval to consummate the Merger, and; (ii) receipt by the escrow agent of at least $350,000 in net proceeds raised in the Private Placement.

The Company recently emerged from bankruptcy proceedings. Among the stipulations requisite to such emergence, the Company was obligated to issue shares of its Common Stock to certain of its creditors. Pursuant to the Plan of Reorganization (the "Plan"), no more than 10,160,297 such shares of Common Stock will be issued thereunder, excluding 1,001,500 such shares to be issued upon the conversion of the Company's Preferred Stock, for an aggregate of 11,161,797 such shares (the "Bankruptcy Shares"). If the Company issues an aggregate of 11,161,797 Bankruptcy Shares pursuant to the Plan, its aggregate number of issued and outstanding shares of Common Stock will increase to 18,093,494 such shares. As of the date hereof, 9,666,837 Bankruptcy Shares have been issued, including 1,500 such shares issued pursuant to the conversion of shares of Preferred Stock, resulting in the Company having 16,598,534 shares of Common Stock issued and outstanding as of the date hereof.

The Merger Agreement contemplates that 9,500,000 Merger Shares of Common Stock will be issued to RM. If such number of Merger Shares is issued, the number of the Company's issued and outstanding shares of Common Stock will increase to 27,593,494, assuming the issuance of all the Bankruptcy Shares. Current Stockholders' percentage of the Company's shares of Common Stock subsequent to such events will therefore decrease from 100% to approximately 60%.

The Management Agreement contemplates the issuance to Romantic of 150,000 shares of Common Stock in the event that the Merger closes and 300,000 such shares in the event that it does not.

The Notes are convertible into a maximum of 1,750,000 shares of Common Stock and the Warrants may be exercised to purchase a maximum of 875,000 additional shares, for an aggregate maximum of 2,625,000 shares of Common Stock issuable underlying the securities to be sold in the Private Placement. If all the Notes are converted into shares of Common Stock and all the Warrants exercised in the purchase of shares of Common Stock, the Company would issue an additional 2,625,000 shares of Common Stock, in which case the number of its aggregate issued and outstanding shares of Common Stock would, assuming that 150,000 shares of Common Stock are issued to Romantic, increase to 30,368,494 and current Stockholders' percentage ownership of the Company would decrease to approximately 55%.

Terms of the Merger Agreement
The following discussion summarizes the material terms of the Merger Agreement but does not purport to be a complete statement of all provisions of the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this Proxy Statement as Exhibit A and incorporated herein by reference. Stockholders are urged to read the Merger Agreement carefully as it is the legal document that governs the Merger.

         The Merger. Subject to the terms and conditions of the Merger Agreement, all of the shares of common stock of Romantic will be converted into the right to receive an aggregate of 9,500,000 Merger Shares. Following the Merger, the Subsidiary will continue under the name "Flo Weinberg, Inc." Romantic will be merged with and into the Subsidiary, the legal corporate existence of Romantic will cease and the Subsidiary will continue unimpaired as the surviving corporation.

         Closing. The closing of the Merger (the "Merger Closing") will take place at a mutually agreed upon time after the satisfaction or waiver of the conditions set forth in the Merger Agreement (the "Closing Date").

         Effective Time of the Merger. As soon as practicable following the satisfaction (or waiver) of all of the conditions to the Merger, the Company will cause to be filed a certificate of merger in such form as is required by and executed in accordance with the relevant provisions of Delaware law and make all other filings or recordings required under Delaware law. The Merger will become effective at such time as the certificate of merger is duly filed with the Secretary of State of the State of Delaware (the "Effective Time").

         Certificate of Incorporation and Bylaws of the Subsidiary Following the Merger. The Merger Agreement provides that the Certificate of Incorporation and Bylaws of the Subsidiary, as in effect at the Effective Time, will be the Certificate of Incorporation and Bylaws, respectively, of the Subsidiary following the Merger.

         Directors and Officers of the Company Following the Merger. The Merger Agreement provides that the directors of the Subsidiary shall be such individuals as are listed on Schedule 1.05(a) of the Merger Agreement, who shall serve as directors of the Company until their respective successors are duly elected or appointed and qualified.

The Merger Agreement provides that Edward Adamcik, Vice President of the Company, shall be the President of the Subsidiary.

         Representations and Warranties. The Merger Agreement contains various representations and warranties of the Company, on the one side, and RM and Romantic on the other. The Company represents and warrants to RM and Romantic as to, among other things: (i) capital structure; (ii) financial statements; (iii) governmental consent; (iv) undisclosed liabilities; (v) litigation; (vi) contracts; and (vii) SEC filings. RM and Romantic represent and warrant to the Company as to, among other things: (i) financial statements; (ii) absence of certain changes; (iii) governmental consent; (iv) undisclosed liabilities; (v) absence of litigation; (vi) subsidiaries; (vii) accounts receivable; and (viii) contracts. All representations and warranties in the Merger Agreement expire as of the Merger Closing.

         Certain Covenants of the Parties. Pursuant to the Merger Agreement, the Company has agreed, among other things, that (i) prior to or simultaneous with the Closing, it will consummate the Private Placement; (ii) it shall prepare and file this Proxy Statement; and (iii) it shall enter into employment agreements with such employees of Romantic as Azurel shall determine. Pursuant to the Merger Agreement, RM and Romantic have agreed, among other things, that (i) they shall assist the Company in the preparation of this Proxy Statement; (ii) they shall indemnify the Company for any damage arising out of any materially misleading statements provided to the Company in connection with the preparation of this Proxy Statement; and (iii) they shall assign all rights, title and interest in certain trademarks to the Subsidiary.

In addition, subject to the terms and conditions of the Merger Agreement, each of the parties has agreed (i) to keep confidential all information furnished in connection with the Merger, (ii) to promptly inform the other parties of the occurrence of certain events, (iii) to use reasonable best efforts to effectuate the Merger, and (iv) to consult each other before issuing any press release with respect to the Merger.

         Conditions to the Merger. The obligations of the Parties to effect the Merger are subject to the satisfaction or waiver on or prior to the Closing Date of a number of conditions, including but not limited to the following:

         (a) The Parties delivering evidence satisfactory to the other, as applicable, that a majority of the respective stockholders have approved the Merger;

         (b) The Company having consummated the Private Placement, with net proceeds to the Company of at least $350,000;

         (c) Each of the representations and warranties of the Company and the Subsidiary and each of the representations and warranties made by RM and Romantic, as applicable, set forth in the Merger Agreement shall have been true and correct in all material respects as of the date of the Merger Agreement and as of the Closing Date, except where the failure to be so true and correct would not have a material adverse effect on the party making such representation or warranty; and

         (d) The Company on the one hand and RM and Romantic, on the other, as applicable, shall have performed in all material respects all obligations required to be performed by it or them under the Merger Agreement at or prior to the Closing Date.

         Termination. The Merger Agreement may be terminated at any time prior to the Merger Closing as follows:

         (a)      By mutual written consent of the Parties;

         (b) By either the Company or RM, if any governmental entity or court of competent jurisdiction shall have taken any action that prohibits the Merger or any effectuation of any provision material to the closing of the Merger and such action shall have become final and non-appealable and;

         (c) By the Company or RM, if the other party shall have failed to comply in any material respect with any of its covenants or agreements contained in the Merger Agreement or if any representation or warranty of the other party made in the Merger Agreement shall not have been true when made or on and as of the Closing Date, except where; (i) the failure to be so true and correct would not have a material adverse effect on the applicable party, and (ii) any such breach shall not have been cured by the breaching party within fifteen (15) calendar days after having received written notice thereof by the other party.

         Effect of Termination. In the event of termination of the Merger Agreement, the Merger Agreement will become void and there will be no liability or obligation on the part of the Parties, except with respect to willful breaches of the Merger Agreement.

Certain Federal Income Tax Consequences

Since no action is being taken in connection with the currently outstanding shares of Common Stock, no gain or loss will be recognized by the Stockholders in connection with the Merger.

The Merger is intended to qualify for federal income tax purposes as a "reorganization" within the meaning of Section 368(a)(1)(A) of the Code. In general, provided that the Merger does so qualify, no gain or loss will be recognized for federal income tax purposes by RM as the holder of the shares of common stock of Romantic on receipt of the Merger Shares.

Accounting Treatment of the Merger

The Merger will be accounted for as a purchase acquisition. Under the purchase method of accounting, the estimated fair value for each of Romantic's identifiable tangible and intangible assets and liabilities is determined at the date of combination. The portion of the purchase price that exceeds the estimated fair value of the identifiable net assets acquired is treated as goodwill. Accordingly, Azurel will issue 9,500,000 shares of Common Stock at $.10 per share for a purchase price of $950,000 and record goodwill in excess of the net assets acquired of $851,877 in Azurel's financial statements.

Appraisal Rights

Under Delaware law, the state in which the Company is incorporated, the Company is not required to provide dissenting Stockholders with a right of appraisal in any matter to be voted upon in connection herewith and Stockholders are accordingly not provided with such right.

Interests of Certain Persons in the Merger

No director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting form the proposals set forth herein, which is not shared by all other Stockholders pro rata, and in accordance with their respective interests.

                             BUSINESS OF THE COMPANY

General

The Company, through its wholly-owned subsidiary Azurel Sales and Distribution, manufactures, distributes, and assembles perfumes and color kit products under the Company's own brand names. In order to take advantage of the Company's product development expertise, the Company develops color cosmetic and fragrance lines, which it markets under brand names created internally. These products are sometimes referred to as "Branded Products". To date, the Company has developed two lines of Branded Products internally.

In March 2000, the Company met with the NASDAQ Listing Qualifications Panel to respond to concerns raised by NASDAQ. On April 28, 2000, the Panel delisted the Company's securities for public interest concerns. The Company subsequently applied for and has been listed on the bulletin board.

In May 2000, the Company sold its Private Label Group, which consisted of subsidiaries acquired in August 1996 from Michael J. Assante.

Products and Services
In the United States, the Company sells its Branded Products directly to two distributors, which purchase the Company's products for resale. One of the distributors sells the Company's products through the Internet, and the other distributor sells to retail stores within its territory. The Company established a sales and distribution facility in France in the first quarter of 1999. In November 2000, the Company decided not to sell in the international market and closed its facility in France. The Company is currently seeking a relationship that will allow for the Company's products to be sold internationally.

In October 1997, the Company acquired all of the outstanding capital stock of Cambridge Business Services, Inc. (CBS). CBS provided outsourcing and distribution services such as: accounting, sales, marketing, warehousing, distribution, and other administrative and back offices services to cosmetic, fragrance, and accessory companies. These functions were absorbed by Azurel Sales and Distribution in the third quarter of 2000. The Company dissolved the Corporation (CBS) during the fourth quarter 2000 and subsequently discontinued the aforementioned service operations in February 2001.

In October 1997, the Company began developing cosmetics, fragrances, and related products for sale under the HANG TEN trade name pursuant to a license agreement with the owner of the HANG TEN trade name (the "Licensor"). The HANG TEN trade name is a brand name used on men's outerwear, active wear, and a wide variety of other merchandise which has been marketed in print media in both the United States and internationally.

The license agreement covered the period from January 1, 1999 until December 31, 2003. In January 2001, the Licensor cancelled the license agreement due to the fact that the Company could not meet the minimum payments required in the agreement.

In July 1998, the Company purchased all of the assets of Ben Rickert Inc. from Summit Bank. Ben Rickert Inc. was founded in 1970 by Ben Rickert and throughout the years became a leading manufacturer, distributor, and assembler of luxury bath and body products. With the purchase of Ben Rickert Inc. assets, the Company created a wholly-owned subsidiary and named it Ben Rickert Corp. (which was subsequently changed to Azurel Sales and Distribution), which manufactured, distributed, and assembled bath and body products and perfumes, sold mostly in gift sets. Azurel Sales and Distribution sells its products under its own brand names including Benandre and Privilege, and intends to reintroduce luxury bath and body products, which would be sold primarily to department stores and mass merchandisers such as, J.C. Penney, Federated Department Stores, Marshall Field's, and AAFES (Military). The purchasers of Azurel Sales and Distribution products are primarily women between the ages of 12 and 65 years of age.

Azurel Sales and Distribution believes that its products are differentiated from its competitors' products by three distinct factors: (i) aesthetics; (ii) price (value); and (iii) fragrance. Azurel Sales and Distribution's products compete effectively with its competition by creating handsomely designed quality products at reasonable prices, and its products have established the concept of "high gift value" as its core selling strategy.

The Company also sells cosmetic kits, which are varieties of color cosmetic items packaged in containers and manufactured in Asia, which are custom made for retailers such as Marshall Field's and Bloomingdales as well as cosmetic companies. This sector of the overall cosmetic market is growing rapidly and should continue to expand in the future.

Government Regulation
Various laws and regulations relating to safe working conditions, and other employment matters, including the Occupational Safety and Health Act, are also applicable to the Company. The Company believes it is in substantial compliance with all material federal, state and local laws and regulations regarding safe working conditions, and other employment matters.

Trademarks
The Company has fifteen United States registered trademarks, Scent Overnight
(R), Scent 123(R) and Sports Extreme (R), U.S. - Privilege (R), Benandre(R), Bene(R), PP Parfums Privilege & Design (R), American Country Garden(R), Ben Rickert(R), Extreme Berry(R), Extreme Girl(R), Extreme Vanilla(R), Private Part(R), France - Privilege(R) and Japan - Ben Rickert(R).

The right to use trademarks and trade names in connection with the sale of the Branded Products is material to the Company's business. In cases where the Company is the licensee of the trademark or trade name, the ownership of the trademark or trade name will be retained by the licensor. In such cases, the Company may be subject to material claims of infringement by third-parties and may or may not be indemnified by the licensor.

The Company will be the owner of brand names developed by it and will seek to establish protection of names. There can be no assurance, however, that trademark rights would sufficiently protect the Company's right to use such names or that, if and when the Company files trademark applications for such names, such applications would be approved. Notwithstanding such ownership, third-parties may claim that such names infringe such third party's rights. Such claims may seek to require the Company to cease use of the names as well as pay monetary damages. At the time any such claim is brought, the Company may not have the financial resources to defend against such claim. The cessation of the use of any brand name used by the Company might have a material adverse effect on it.

Insurance
In view of the activities conducted by the Company, there are inherent risks of exposure to certain liabilities including product liability and negligence claims resulting from the use of the Company's products. The Company currently carries a general liability insurance policy (including products liability) and property damage insurance, which provides for coverage of $1,000,000 per occurrence and $2,000,000 in the aggregate. Although the Company believes such insurance is sufficient, no assurance can be given that the amount of the Company's present coverage will prove to be adequate.

Seasonality and Backlog
The cosmetic and fragrance business in general is subject to seasonal fluctuations, with net sales in the second half of the year substantially higher than those in the first half as a result of increased demand by retailers in the United States in anticipation of and during the back-to-school, Thanksgiving, and Holiday seasons. The Company anticipates that the sales of Branded and Azurel Sales and Distribution Products will follow the general industry trend.

Employees

As of the date hereof, the Company employed 3 persons in the United States. The Company utilizes temporary help and independent contractors in order to perform its warehousing and administrative functions. The Company plans to hire a sales rep force after the confirmation of its plan of reorganization, which it anticipates will increase the distribution of its Branded Products.

Competition

All aspects of the cosmetic and fragrance industry are subject to intense competition throughout the world. In all aspects of its business the Company will compete with numerous companies, many of which are better known in the industry and have established channels of distribution and substantially all of which have greater financial and other resources than the Company. These competitors include Estee Lauder, Revlon, Avon, Maybelline, Coty, and Dial.

In selling the Branded Products and cosmetic kits and accessories the Company competes against numerous companies. Many of these competitors are better known in the industry, and established channels of distribution and greater financial and other resources than the Company.

The Company believes that the primary elements of competition in the sale of Branded Products are product awareness and consumer acceptance of the competing brands. Achieving market acceptance may require substantial marketing efforts and expenditure of significant funds. The Company markets its Branded Products to niche markets such as chain drug stores, discount stores, and mass merchandisers and develops Branded Products, which it believes will appeal to the customers of these retailers.

Property

In January 2001, the Company defaulted on its rental payments and made arrangements with the landlord, which enabled it to remain at it the address it was then occupying until the middle of March 2001. At that time it moved to another facility in Fairfield, New Jersey of approximately 4,500 square feet, with annual rental payments of approximately $18,000 annually.

In March, 2002, after the confirmation of the Company's plan of reorganization, the Company relocated its offices and warehouse to another facility in Fairfield, New Jersey. The new facility is 10,000 sq ft. and will afford the Company the opportunity to expand its operations to accommodate sales growth. Its current annual rental expenses are approximately $36,000.

Legal Proceedings

Chapter 11 Proceedings. Reference to such matters is discussed above under "Proposal 1; Approval of the Merger - Management's Discussion and Analysis - The Company."

Other than the above the Company is not subject to nor aware of any pending or threatened material legal proceedings.

Financial Statements

The Company's financial statements are included herewith as part of the Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2001 and the Company's quarterly report on Form 10-QSB for the period ended June 30, 2002, are attached hereto as Exhibit C and Exhibit D, respectively. The pro forma financial information showing the effects of the Merger is attached hereto as Exhibit E.

Market for Common Equity and Related Stockholder Matters

On April 19, 2001, the Company was approved for quotation on the Over-the-Counter Bulletin Board ("OTC BB") under the ticker symbol "Azurel." The following table sets forth, for the periods indicated, the range of the high and low bid quotations for the shares of common stock as quoted on the OTC BB. The reported bid quotations reflect inter- dealer prices, without retail markup, markdown or commissions, and may not necessarily represent actual transactions. As of the Record Date, there were 16,598,534 shares of the Company's common stock outstanding.

         2000                                                 HIGH         LOW
         ----                                                 ----         ---
         1st Quarter                                          $1.53        $0.72
         2nd Quarter                                          $0.69        $0.17
         3rd Quarter                                          $0.32        $0.15
         4th Quarter                                          $.17         $0.07

         2001                                                 HIGH         LOW
         ----                                                 ----         ---
         1st Quarter                                          $0.14        $0.09
         2nd Quarter                                          $0.20        $0.08
         3rd Quarter                                          $0.35        $0.16
         4th Quarter                                          $0.35        $0.18

         2002
         1st Quarter                                          $0.40        $0.25
         2nd Quarter                                          $0.50        $0.30
         3rd Quarter (through September 24, 2002)             $0.52        $0.21


The closing price for the Common Stock on September 24, 2002, was $0.50.

The Company has never paid or declared a dividend on the Common Stock. The Company intends, for the foreseeable future, to retain all future earnings for use in its business. The amount of dividends the Company pays in the future, if any, will be in the discretion of the Board of Directors and will depend upon the Company's earnings, capital requirements, financial condition and other relevant factors. The Company has approximately 75 holders of record of the Common Stock.

                              BUSINESS OF ROMANTIC

RM Enterprises International (referred to herein as "RM"), a privately held holding company, is the owner of Romantic Moments (referred to herein as "Romantic"), a 100-year old company producing better ladies robes and daywear. RM plans to expand the business of Romantic through sales growth in untapped markets, product line extensions and ancillary products all leading towards increased brand name recognition.

Romantic is solidly positioned in a stable market for high-end women's robes and better daywear. The line is carried by Bergdorf Goodman, Neiman Marcus, Jacobson's, Von Maur, Kassatly's Gattle's and Livingstones of Beverly Hills and in more than 162 specialty stores throughout the US.

Management of RM and Romantic ("RM Management") currently believes that a substantial growth opportunity exists and has taken steps to increase the number of distribution outlets to encompass the entire United States and Canada and has added new distribution channels, including upscale catalogs.

As part of its focused expansion strategy, Romantic has added a complimentary slipper line and has plans to add high- end linen products to the current product mix within the next twelve months. During its first year of operations under RM Management's direction, Romantic acquired a quilting company that has as its customers such household clothing manufacturers names as Ralph Lauren and Donna Karan. This supplier relationship is consistent with Romantic's plans to grow the business in related areas.

RM Management believes that Romantic has a significant opportunity to expand into the high-end intimate apparel market. Management intends to turn Romantic into a lifestyles product company, leveraging off its current market position and brand. Quite simply, women do the majority of the shopping. "Shopping is still and will always be meant mostly for females," according to Paco Underhill in his text the Science of Shopping. Underhill also observes that shoppers are getting older, which requires that retailers reconsider product offerings and point of purchase displays to appeal to this burgeoning segment. Women 40-59 are the highest spending group of women ever, according to Mediamark Research, Inc. (Women's Wear Daily, June 9, 1999). The upscale affluent woman is also willing to pay more for quality apparel than any other segment, according to Lifestyle Monitor (Women's Wear Daily, October 28,1999).

The market for intimate apparel, bedding and bath is enjoying healthy growth. Recent sales of intimate apparel totaled approximately $10 billion, representing just over eleven percent of the women's apparel market (Women's Wear Daily, November 19,1977). Similarly, according to Home Furnishings Network (March
1998), the market for bed and bath products approached $6.5 billion, of which $1.4 represented bedroom ensembles (sheets, comforters, etc.).

The market for better quality women's bathrobes and daywear is very well established, with attractive gross margins. RM Management believes that Romantic has opportunities to gain market share in this product category by entering new geographical markets, establishing product line extensions and creating brand awareness. Given the need to maintain brand value and to avoid channel conflict, Romantic must identify new channels that are properly aligned to a segmented or integrated product line. Further, Romantic is contemplating broadening and updating the product line to appeal to the younger, yet affluent buyer.

Baby boomers are now viewed as the luxury generation. Baby boomers are purchasing upscale labels that are becoming increasingly accessible in malls and downtown retail communities as well as Internet and catalogue purchases. All of this tracks closely with Romantic's marketing, distribution and growth strategies.

Competition

Romantic experiences intense competition from a large number of small and large fashion retailers. While the women's intimate apparel industry is highly competitive, RM Management believes that Romantic has a unique opportunity to gain market share and grow revenue in the luxury segment of the market. Traditionally, Romantic has distributed its products through a limited number of high-end stores. In most instances Romantic has established what RM Management hopes will become long-term relationships with quality stores in each market and has resisted the temptation to dilute the exclusivity it provides to its retail outlets, resulting in superior customer service and loyal retailers. Most of Romantic's manufacturing competitors offer a broad range of low to high quality products with a smaller subset focusing on the upper end of the market. However, RM Management believes that The Flo Weinberg line stands alone in terms of overall embroideries, embellished laces, and workmanship and customer service, a belief based partially on its perception that every new retail establishment that sees the line recognizes its individual style.

Employees

Romantic currently employs 14 persons, 5 of which are in management and development, 2 of which are in sales, administration and support staff. In addition, Romantic enters into consulting agreements with information technology professionals at hourly rates negotiated with each professional based on each individual's technical and other skills. The agreements provide that the information technology professional is responsible for taxes and all other expenses and that the information technology professional is not Romantic's employee for tax or other legal purposes. As of the date hereof, 1 such individual is performing services for Romantic on a contractual basis.

Romantic's employees do not belong to a union and it is not subject to any collective bargaining agreements. Management believes that Romantic's relationship with its employees is good.

Property

Romantic currently leases approximately 4,000 square feet of office space located at Sunset Industrial Park, 50 20th Street, Brooklyn, NY, pursuant to a lease beginning in 1999. The lease expires on June 30, 2004. The lease provides for escalation based on the percentage increase in the consumer price index. Rent expense for the years ended May 31, 2002 and 2001 were approximately $47,600 and $48,600, respectively. Romantic believes that its facilities are adequate for its current and future operations.

Legal Proceedings

A former employee has brought suit against Romantic claiming damages and unpaid wages of approximately $69,000. Management disagrees with this claim and asserts that approximately $23,900 was advanced to this former employee as a loan, which has not been repaid, and a reserve for the entire amount has been set up. RM Management intends to vigorously defend against this claim and does not anticipate that the outcome of this matter will have a material adverse effect on Romantic's financial condition or results of operations.

Financial Statements

Romantic's financial statements for the fiscal year ended May 31, 2002 are attached hereto as Exhibit F.

                      MANAGEMENT'S DISCUSSION AND ANALYSIS


THE COMPANY

Critical Accounting Policies

The Securities and Exchange Commission (SEC) recently issued proposed guidance for disclosure of critical accounting policies. The SEC defines "critical accounting policies" as those that require application of management's most difficult, subjective or complex judgments, often as a result of the need to make estimates about the effects of matters that are inherently uncertain and may change in subsequent periods. The Company plans to adopt the disclosure requirements regarding critical accounting policies once the final rules are required to be adopted.

FOR THE SIX AND THREE MONTHS ENDED JUNE 30, 2002 AND 2001

In February, 2001, the Company filed for protection under the federal bankruptcy laws (Chapter 11). On February 13, 2002, subsequent to the ratification of the First Modified Plan, the Order of Confirmation was issued by the Bankruptcy Court, and became effective February 27, 2002. The Plan provided two options to the unsecured creditors: One is a combination of one share of stock for each dollar of liability plus a 20% cash payout over 4 years. The other is a 45% cash payout over 3 years. Each unsecured creditor that filed a claim was permitted to select either of the two options.

As a result of the extinguishments of debt, the Company realized a net gain of approximately $4,750,000 for the six months ended June 30, 2002. The gain reflects the difference between existing liabilities at the time of the filing for bankruptcy protection under Chapter 11 of the federal bankruptcy laws in February 2001 and claims filed and ratified under the First Modified Plan in February 2002.

On July 26, 2002, the Company announced that its public warrants, due to expire on July 29, 2002, will be extended three years. The new expiration date is July 29, 2005.

Results of Operations

Total revenues for the six and three months ended June 30, 2002 were $35,441 and $22,604 compared to $376,496 and $29,174 for the six and three months ended June 30, 2001. The $341,055 six month decrease is largely attributable to the following factors: (i) the 2001 Period contained one month of sales prior to filing for protection under Chapter 11 of the Federal Bankruptcy Law; (ii) The 2001 Period contained substantial close-out sales, and (iii) the Company was in the process of seeking additional distribution sources in the 2002 Period.

Cost of goods sold were $18,197 and $12,168 for the six and three months ended June 30, 2002, respectively, and $(17,493) and $3,939 for the respective periods ended June 30, 2001. Cost of goods sold for the six months ended June 30, 2001 reflects an inventory reserve reduction for shortages of approximately $227,000 recorded at the time of the physical inventory. The gross profit as a percentage of revenue was 48.7% and 46.2% for the six and three months ended June 30, 2002 as compared to 104.6% and 86.5% for the corresponding periods ended June 30, 2001. Excluding the aforementioned adjustment, the gross profit for the six months ended June 30, 2001 would have been approximately $167,000 or 44.4%. The lower margin percentage in 2001 is the result of selling a higher percentage of closeout products.

Selling, general and administrative expenses for the six and three months ended June 30, 2002 were $262,298 and $125,548 and $562,392 and $129,134 for the six
and three months ended June 30, 2001, respectively. The $300,094 decrease (53.6%) for the six month period is primarily a reflection of lower payroll and rent costs. The Company significantly downsized in February 2001 upon filing for protection under Chapter 11. Thus, 2001 contained one month of significantly higher payroll costs. Furthermore, the Company moved into a lower cost facility toward the end of the first quarter in 2001, resulting in substantial rent savings in 2002.

Interest expense was $ 49,837 and $5,250 for the six and three months ended June 30, 2001 and there was no interest for the corresponding 2002 periods. Interest obligations were frozen at the time of the bankruptcy filing in February 2001.

RECENT ACCOUNTING PRONOUNCEMENTS

FASB 145

On April 30, 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statement No. 4, 44 and 64, Amendment of FASB Statement No.13, and Technical Corrections." The rescission of SFAS No.4, "Reporting Gains and Losses from Extinguishments, and SFAS No.64, "Extinguishments of Debt made to Satisfy Sinking Fund Requirements," which amended SFAS No.4 will affect income statement classification of gains and losses from extinguishment of debt. SFAS No.4 requires that gains and losses from extinguishment of debt be classified as an extraordinary item, if material. Under SFAS No. 145, extinguishment of debt is now considered a risk management strategy by the reporting enterprise and the FASB does not believe it should be considered extraordinary under the criteria in APB Opinion No.30, "Reporting the Results of Operations-Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions", unless the debt extinguishment meets the unusual in nature and infrequency of occurrence criteria in APB Opinion No. 30. SFAS No. 145 will be effective for fiscal years beginning after May 15, 2002. Upon adoption, extinguishments of debt shall be classified under the criteria in APB Opinion No. 30.

FASB 146

In June 2002, the FASB issued SFAS No.146, "Accounting for Costs Associated with Exit or Disposal Activities". SFAS No. 146 addresses financial accounting and reporting for costs associated with exit or disposal activities and nullified Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." SFAS No. 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. A fundamental conclusion reached by the FASB in this statement is that an entity's commitment to a plan, by itself, does not create a present obligation to others that meets the definition of a liability. SFAS No. 146 also establishes that fair value is the objective for initial measurement of the liability. The provisions of this statement are effective for exit or disposal activities that are initiated after December 31, 2002, with early application encouraged. The Company has not yet determined the impact of SFAS No.146 on its financial position and results of operations, if any.

Liquidity and Capital Resources

The Company's primary source of liquidity is cash and accounts receivable of $25,585 and $73,779, respectively.

The Company has funded its operations to date primarily through a combination of debt and equity financing. The Company's net income of approximately $4,552,000 for the six months ended June 30, 2002, included an extraordinary net gain of approximately $4,750,000 related to the settlement of debt, consistent with the ratification of the First Modified Plan.

The Company anticipates funding its future operations primarily through the equity financing anticipated to be obtained through the merger with Romantic. As part of the Merger, approximately $750,000 has been committed to provide funding for the Company's operations. Fragrance sales are expected to improve with the addition of approximately 300 new (Romantic) customers. Romantic sales representatives are currently presenting fragrance products at shows and are receiving favorable responses, with orders to follow. In addition, Romantic's operations are being streamlined for greater efficiency and cost savings. Over $300,000 in costs have been eliminated. It is anticipated that the initial capital infusion, coupled with the aforementioned cost savings, will provide sufficient liquidity in both the short and long term.

Cash used by operating activities for the six months ended June 30, 2002 was $391,015 as compared to cash of $51,519 provided by operating activities for the corresponding 2001 Period. A decrease in accounts payable and accrued liabilities of $226,394 and operating losses before non-cash reorganization income of $196,594 were the primary uses of operating cash in 2002. The unfavorable cash flow impact of the decrease in accounts payable and accrued expenses $625,696 and net losses before non-cash expenses of $152,687 in 2001 were more than offset by the favorable impact of lower accounts receivable, $417,994, and inventory, $408,192. In 2002, the substantial decrease in accounts payable and other liabilities were the result of the extinguishments of debt which occurred upon ratification of the First Modified Plan. The decrease in accounts receivable was the result of lower current year sales coupled with collection of year-end receivables. The inventory decrease was the result of discontinued product lines in the current year. Furthermore, as of June 30, 2002, the Company had not yet received the inventory for new and existing products to be sold later in the year.

Cash provided by investing activities amounted to $38,458 for the six months ended June 30, 2001. In the 2001 period, the Company disposed of many of its fixed assets as part of the downsizing of its operations.

Cash flow from financing activities amounted to $345,515 for the six months ended June 30, 2002. In the 2002 period, the Company issued common stock as part of the Plan of Reorganization.

The Company does not plan to undertake any capital expenditures. Consistent with the Company's downsizing, outside contractors will be utilized to provide the necessary services such as product filling and product assembly.

ROMANTIC

The following discussion includes forward-looking statements with respect to our future financial performance. These forward-looking statements are subject to various risks and uncertainties, that could cause actual results to differ materially from historical results or those currently anticipated. You should read the following discussion together with the consolidated financial statements and their accompanying notes.

Overview

Romantic Moments, Inc. ("Romantic"), a wholly-owned subsidiary of RM Enterprises International, Ltd., was formed on June 3, 1998 and was inactive until June 8, 1999, when it purchased the assets of Victoria Weinberg Originals, Inc. Romantic's primary business consists of the design, manufacture and distribution of high-end women's sleepwear and daywear.

Results of Operations for the years ended May 31, 2002 and 2001

Romantic's results of operations reflect total revenue of $612,856 and $806,189 for the years ended May 31, 2002 and 2001, respectively. This decrease in total revenue is primarily attributed to the events that occurred on September 11, 2001, which resulted in the cancellation or reduction of orders. Gross profit decreased from $214,252 or approximately 27% of sales to $20,987 or approximately 3% of sales. This decrease is primarily attributable to the decrease in sales mentioned above and the inability of Romantic to reduce its fixed production costs such as rent and production.

Selling expenses decreased by $37,036 from $183,920 for the year ended May 31, 2001 as compared to May 31, 2002. This decrease is the result of a reduction in advertising expenditures offset by an increase in showroom rent. Romantic terminated its lease and closed its Manhattan showroom effective February 2002. General and administrative costs increased by $75,804 from $243,226 for the year ended May 31, 2001 as compared to May 31, 2002. This increase is the result of higher administrative salaries and employee benefits and bad debt write-offs. Net loss was $505,763 and $258,764 for the years ended May 31, 2002 and 2001, respectively.

Liquidity and Capital Resources

During the year ended May 31, 2002, net cash used in operations was approximately $395,000 as compared to $267,000 used in the year ended May 31, 2001. The increase in cash used in operating activities is primarily attributable to the larger net loss for the year ended May 31, 2002 as compared to May 31, 2001.

Net cash provided by investing activities aggregated approximately $10,000 for the year ended May 31, 2002 as compared to net cash used of $9,000 for the year ended May 31, 2001. During the year ended May 31, 2001, Romantic acquired approximately $12,000 of equipment, which was offset by the return of a security deposit of approximately $3,000. During the year ended May 31, 2002, Romantic used approximately $10,000 of a security deposit held on the Manhattan showroom, which was vacated in February 2002.

Net cash provided by financing activities during the year ended May 31, 2002 aggregated approximately $386,000 as compared to $225,000 during the year ended May 31, 2001. During 2001, RM provided additional paid-in capital of approximately $208,000 and Romantic received approximately $112,000 of funding through notes from a bank and related parties. These funds were offset by repayments of capital lease obligations and other notes aggregating approximately $94,000. During the fiscal year ended May 31, 2002, RM provided approximately $399,000 of additional paid-in capital and Romantic was lent approximately $57,000 by one of its officers, the repayment of which is shall be made on demand therefor.

The funds provided were offset by repayments of capital lease obligations and other notes aggregating approximately $70,000.

Working capital (deficiency) at May 31, 2002 was approximately ($14,000) as compared to working capital of approximately $78,000 at May 31, 2001. Romantic's primary source of funds was the additional investments from RM.

During the last quarter of the year ended May 31, 2002, Romantic instituted cost cutting measures such as closing the Manhattan showroom, reducing excess space at the Brooklyn plant, and changing the sales and marketing team. In addition, RM and Romantic have entered into the Merger Agreement with the Company, which distributes women's apparel. The Merger with the Subsidiary is expected to result in economics of scale for sales, marketing and administrative costs. In addition, the access to the customer lists of each of the signatories to the Merger Agreement and the ability to cross sell to their respective customers is expected to increase sales volume.

There can be no assurance that the results from Romantic's operations will be sufficient to support its liquidity requirements through May 31, 2003 and beyond, nor that the above actions will be adequately accomplished, if at all.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth ownership information as of the Record Date and immediately following the Closing, with respect to (i) each current director or executive officer of the Company, (ii) each director nominee; (iii) each current director and executive officer of Romantic, (iv) all directors and executive officers of the Company and the Subsidiary as a group and (v) each person known to the Company to be a beneficial owner of more than 5% of the outstanding shares of Common Stock of the Company. As of the Record Date, there were 16,598,534 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote. Unless otherwise noted, the address of each of the individuals listed below is c/o the Company, 23 F. Commerce Road, Fairfield, New Jersey, 00704.

                                        Number of Shares            Percentage of           Number of Shares        Percentage of
                                      Beneficially Owned             Shares Owned         Beneficially Owned         Shares Owned
Name                             Prior to the Merger (1)      Prior to the Merger           After the Merger     After the Merger
----                             -----------------------      -------------------           ----------------     ----------------
Norman Grief                                       - - -                    - - -                      - - -                - - -
Brian Bookmeier                                    - - -                    - - -                      - - -                - - -
Steven Moskowitz (2)                               - - -                    - - -                  9,650,000                36.6%
Frank Lazauskas                                    - - -                    - - -                      - - -                - - -
Jerome Schlanger                                   - - -                    - - -                      - - -                - - -
Damon Testaverde                               3,376,667                    20.3%                  3,376,667                12.9%
International Smart
 Sourcing                                      1,682,844                    10.1%                  1,682,844                 6.4%
H.T. Ardinger & Son (3)                        3,345,000                    20.2%                  3,345,000                12.4%
Fred Kassner Trust B                           1,114,000                     6.7%                  1,114,000                 4.3%
RM Enterprises
International                                      - - -                    - - -                  9,650,000                36.6%
All Officers and Directors
as a Group                                         - - -                    - - -                  9,650,000                36.6%

(1) Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and generally includes voting or investment power with respect to securities. Except as subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all shares of the Company's Common Stock shown as beneficially owned by him.

(2) The Management Agreement provides that 150,000 shares of Common Stock shall be issued to Romantic in the event that the Merger closes. Steven Moskowitz is the CEO of RM and Romantic. Mr. Moskowitz disclaims beneficial ownership as to all such shares of Common Stock.

(3) Includes 800,000 shares of Series C Preferred Stock, which shares are convertible into shares of Common Stock within the next sixty (60) days.

                            Stockholder Vote Required

The Merger Agreement does not require the approval of the Stockholders of the Company. While the Company is a party to the Merger Agreement, which contemplates the merger of Romantic into the Subsidiary with the Subsidiary being the surviving corporation, the Company is not a party to the Merger itself. Notwithstanding the foregoing, the Company has conditioned the Merger on the approval of its Stockholders. The Board of Directors has approved the Merger and declared it in the best interests of the Company and its Stockholders

The Board of Directors recommends that the Stockholders vote "FOR" the proposal to approve the Merger Agreement and the Merger.

                                   PROPOSAL 2

          APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION

The Company has executed and submitted for stockholder approval the Merger Agreement attached hereto as Exhibit A, consummation of which shall require the issuance of an additional nine million, five hundred thousand shares of Common Stock. In anticipation thereof, and in order to cover future contingencies, the Company will be required to authorize and issue a greater numbers of shares of Common Stock than is presently available therefor. Consequently, the Board of Directors has determined to increase the number of the Company's authorized shares of Common Stock to fifty million (50,000,000) shares of Common Stock.

DESCRIPTION OF SECURITIES

 The Company is authorized to issue 24,000,000 shares of Common Stock, $.001 par value per share and 4,000,000 shares of preferred stock (the "Preferred Stock"), $.001 per share. As of the Record Date, there were 16,598,534 shares of Common Stock issued and outstanding. In addition, there are 1,000,000 shares of Preferred Stock issued and outstanding, all of which will be converted into shares of Common Stock on a one-for-one basis.

Common Stock

Holders of shares of Common Stock are entitled to one vote per share of Common Stock on all matters submitted to a vote of stockholders of the Company and to receive dividends when declared by the Board of Directors from funds legally available therefor. Upon the liquidation, dissolution or winding up of the Company, holders of shares of Common Stock are entitled to share ratably in any assets available for distribution to stockholders after payment of all obligations of the Company and after provision has been made with respect to each class of stock, if any, having preference over the Common Stock. Holders of shares of Common Stock do not have cumulative voting rights or preemptive, subscription or conversion rights.

Preferred Stock

On August 12, 1998, the Company issued 1,500 shares of Series A Convertible Preferred Stock ("Series A Preferred Stock") and warrants to purchase up to 562,500 shares of Common Stock at an exercise price of $1.96 ("Warrants"). The rights, preferences and privileges of the Series A Preferred Stock are set forth in a Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock ("Series A Certificate"), as filed with the Commission as an exhibit to the Company's Proxy Statement filed on October 23, 1998. The terms of the Series A Preferred Stock and the Warrants, originally determined by the Company's Board of Directors, were amended pursuant to the Plan.

In September, 1999, the Company sold 800,000 shares of Series C Convertible Preferred Stock (the "Series C Preferred Stock") at a price of $1.00 per share and converted $200,000 of debt into shares of Series C Preferred Stock on the basis of one such share per dollar. The terms of the Series C Preferred Stock were amended pursuant to the Plan.

Each share of Preferred Stock is convertible, pursuant to the Plan, into shares of Common Stock on a one-for-one basis. As of the date hereof, 1,500 shares of Preferred have been converted into shares of Common Stock.

The Preferred Stock ranks prior to the Common Stock and any class or series of capital stock created after creation of the Preferred Stock. The Preferred Stock has no voting rights except as otherwise provided by the Delaware General Corporation Law.

Redeemable Warrants

Each Redeemable Warrant entitles its holder to purchase one share of Common Stock at an exercise price of $4.50 per share (the "Exercise Price"). The Exercise Price of the Redeemable Warrants and the number and kind of shares of Common Stock or other securities and property issuable upon exercise of the Redeemable Warrants are subject to adjustment in certain circumstances, including stock splits, dividends, or subdivisions, combinations or recapitalizations of the Common Stock. Additionally, an adjustment will be made upon the sale of all or substantially all of the assets of the Company in order to enable Warrantholders to purchase the kind and number of shares of stock or other securities or property (including cash) receivable in such event by a holder or the number of shares of Common Stock that might otherwise have been purchased upon exercise of the Redeemable Warrant.

The Redeemable Warrants do not confer upon the holder any voting or any other rights of a stockholder of the Company. Upon notice to the Warrantholders, the Board of Directors has the right to reduce the exercise price or extend the expiration date of the Redeemable Warrants. On July 26, 2002, the Company announced that its public warrants, due to expire on July 29, 2002, will be extended three years. The new expiration date is July 29, 2005.

No fractional shares will be issued upon exercise of the Redeemable Warrants. However, the Company will pay to that Warrantholder, in lieu of the issuance of any fractional share which would otherwise be issuable, an amount in cash based on the market value of the Common Stock on the last trading day prior to the exercise date.

The Redeemable Warrants are redeemable by the Company at a price of $0.10 per Redeemable Warrant, commencing one year after the date of this Prospectus and prior to their expiration, on 30 days prior written notice to the registered holders of the Redeemable Warrants, provided the closing bid price per share of the Common Stock if traded on NASDAQ (or the last sale price, if the Common Stock is then traded on a national securities exchange or the Nasdaq National Market) for a period not less than 20 trading days in any 30 day trading period, ending not more than 15 days prior to the date of any redemption notice, exceeds at least 150% of the then Exercise Price. The Redeemable Warrants shall be exercisable until the close of the business day preceding the date fixed for redemption. Under certain circumstances the Representative will receive a warrant solicitation fee.

The Company's Common Stock and Redeemable Warrants trade on the Over-the-Counter Bulletin Board under the symbols "AZUR" and "AZURW," respectively. The Company's Transfer Agent for its Common Stock and Warrant Agent for its Redeemable Warrants is North American Transfer Co.

The Board has unanimously approved and unanimously recommends that the Stockholders ratify the authorization of an increase in the Company's authorized share capital to 50,000,000 shares of Common Stock, subject to Stockholder approval of Proposal 1.


                            Stockholder Vote Required

Approval of the increase in the authorized share capital will require the affirmative vote of a majority of the shares outstanding that are entitled to be cast because such authorization would, pursuant to Section 242(b)(1) of the GCL, require the ratification of an amendment to the Company's Certificate of Incorporation. Such amendment has been adopted by the Board of Directors and will, pending Stockholder approval, be filed with the Delaware Secretary of State pursuant Section 103 of the GCL. The Amendment to the Certificate of Incorporation is attached hereto as Exhibit B.

The Board of Directors recommends a vote "FOR" the ratification of an increase in the Company's authorized share capital to fifty million (50,000,000) shares of Common Stock, subject to Stockholder approval of Proposal 1, without which this Proposal 2 shall be withdrawn and not voted upon.

                                   PROPOSAL 3

                 APPROVAL OF NOMINEES TO THE BOARD OF DIRECTORS

Management

A board of five directors is to be elected at the Meeting to hold office until the next annual meeting or until their successors are elected. Unless individual Stockholders specify otherwise, each returned proxy will be voted for the election of the five nominees who are listed herein. The following schedule sets forth certain information concerning the nominees for election as directors.


Name                             Age             Position
----                             ---             --------
Norman Grief                     70              Director

Brian Bookmeier                  43              Director

Steven Moskowitz                 38              Director nominee and Acting CEO

Frank Lazauskas                  42              Director nominee

Jerome Schlanger                 46              Director nominee

Directors are elected to serve until the next meeting of stockholders and until their successors are duly elected and qualified. Meetings of stockholders of the Company will be held on an annual basis. However, if at any time an annual meeting is not held for the election of directors, then the current directors will continue to serve until their successors are elected and qualified. Vacancies and newly created directorships resulting from any increase in the number of directors may be filled by a majority vote of Directors then in office. Officers are appointed by, and serve at the discretion of, the Board of Directors. Non-employee directors are eligible to receive options under the Company's 1997 Stock Option Plan.

Norman Grief was elected to the Company's Board of Directors on February 23, 1998. Mr. Grief is presently the Chief Executive Officer of The Jarrott Group, Inc., a full service marketing agency with a specialty in developing cosmetic brands, a position which he has served as since January 3, 1995. From March 1, 1981 to December 1, 1994 Mr. Grief was the President of Givandan. From March 9, 1970 to December 15, 1986 Mr. Grief served as the Vice President of Research and Development at Revlon.

Brian Bookmeier was appointed as a director of the Company in March 2000. Since August 1997, Mr. Bookmeier has been the Vice President of Seven Sons, Inc., d/b/a Las Vegas Golf & Tennis, a company in the business of franchised retailing of golf and tennis equipment. From July 1995 to February 2000, Mr. Bookmeier served as the President, Chief Executive Officer and a director of TekInsight.com, Inc., a publicly-traded company. From 1989 Mr. Bookmeier served as Executive Vice President and a director of Patient Care Services, a home medical equipment supply company that specialized in diabetes management, and the sale of related equipment and supplies, units its merger into TekInsight.com. Mr. Bookmeier has been a director of the American Diabetes Association since June 1995.

Steven Moskowitz, a director nominee and the Company's acting CEO has been a successful leader in business and has helped major corporations in the development of sales and marketing operations. Over the last five years Mr. Moskowitz has served as Vice President of Marketing and Licensing for H.W Carters & Sons, N.Y.C. Mr. Moskowitz obtained his degree in 1986 from Tuoro College.

Frank Lazauskas, a director nominee with over twenty years experience as a Domino's franchisee, has won many national awards and has been an advisor to the founder of Domino's, Mr. Frank Monahan Currently Mr. Lazauskas owns and operates eleven stores in the New Jersey/Pennsylvania/Connecticut markets. Mr. Lazauskas holds a degree in math and psychology from Central Connecticut State University, which he obtained in 1982.

Jerome Schlanger has been employed by Romantic Moments since 1999 as its Vice President of Operations, where his focus has been on domestic manufacturing, handling and costing, production and on time delivery. From 1995 to 1999, Mr. Schlanger was the Vice President of Business Development at Nema Consulting where he was responsible for ascertaining the requirements of Nema's business operations and ensuring that the proper systems were adopted. Mr. Schlanger graduated from Villanova University in 1976.

Legal Proceedings

Except as set forth herein, no officer or director of the Company has, during the last five years: (i) been convicted in or is currently subject to a pending a criminal proceeding; (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to any Federal or state securities or banking laws including, without limitation, in any way limiting involvement in any business activity, or finding any violation with respect to such law, nor (iii) has any bankruptcy petition been filed by or against the business of which such person was an executive officer or a general partner, whether at the time of the bankruptcy of for the two years prior thereto.

Board Meetings and Committees. The Company's Board of Directors held no meetings during the fiscal year ended December, 2001, preferring to act by written consent. The Board acted five (5) times by unanimous written consent.

The Company does not have a standing Compensation, Audit, or Nominating Committee or any other Committee performing corresponding functions. Such matters are considered by the full Board of Directors. The Company intends to appoint and seat an audit committee during the third quarter of 2002.

Directors Compensation. Directors are reimbursed for their out-of-pocket expenses incurred in attending meetings of the Board of Directors. In addition, the Company may compensate its directors through its 1997 Stock Option Plan.

Certain Relationships and Related Transactions

In May 2000, the Company sold its interest in the Private Label Group, Inc., a majority-owned subsidiary, to Michael J. Assante for an aggregate purchase price of $3,085,821, plus forgiveness of $600,000 of indebtedness owned to Mr. Assante in connection with the Company's purchase of the Private Label Group from Mr. Assante in August 1996.

The Company, the Subsidiary, RM and Romantic are parties to a certain Management Services Agreement (including amendments thereto, the "Management Agreement") executed as of May 29, 2002, which provides for the management of Azurel by the Romantic until November 5, 2002, subject to extension in the mutual discretion of the Company and RM. The Management Agreement provides that Romantic shall be issued 150,000 shares of Common Stock in the event that the Merger closes and 300,000 such shares if the Merger does not close. None of such shares of Common Stock has been issued. The Management Agreement is attached hereto as Exhibit G.

Except as disclosed above and pursuant to certain loan transactions with officers, all previous transactions between the Company and its officers, directors or 5% stockholders, and their affiliates were made on terms no less favorable to the Company than those available from unaffiliated parties. All future transactions between the Company and its officers, directors of 5% stockholders, and their affiliates, will be on terms no less favorable than could be obtained from unaffiliated third parties.

Compliance with Section 16(a) of the Exchange Act

Under the securities laws of the United States, the Company's directors, its executive (and certain other) officers, and any persons holding ten percent or more of the Common Stock must report on their ownership of the Common Stock and any changes in that ownership to the Commission. Specific due dates for these reports have been established. The Company is not able to state that it believes that all reports required to be filed by Section 16(a) were filed on a timely basis with respect to the fiscal year ended December 31, 2001.

Executive Compensation

Edward Adamcik, the Company's Vice President of Operations, was paid a salary of $104,000 for the fiscal year ending December 12, 2001, which salary has remained unchanged. The Company has been negotiating an employment agreement with Mr. Adamcik, but none has to date been executed. No options have been granted to Mr. Adamcik nor has any other compensation been paid, awarded or issued. The Company and Mr. Adamcik anticipate the award of options to purchase 125,000 shares of Common Stock upon execution of the employment agreement contemplated to be executed, but there can be no assurance that such options will be issued.

The Board of Directors relieved the Company's former CEO of his position in July of 2000, following which Mr. Adamcik has been its sole employee acting in an executive position.


                            Shareholder Vote Required


Approval of the proposal to elect the director nominees will, pursuant to the Bylaws, require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting. The Board of Directors recommends that the Stockholders vote "FOR" this Proposal 3 to elect the nominees to the Board of Directors.

                                   PROPOSAL 4

           RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS

General

Grassi & Co., CPAs, P.C. ("Grassi"), which term is for present purposes deemed to include the firm of Feldman Sherb & Co., P.C. due to its recent merger with and into Grassi, is the Company's current independent auditors. The Board of Directors is recommending the appointment of Grassi as the Company's independent auditors for the ensuing fiscal year. The Company had no disagreements with Grassi in the fiscal year ended December 31, 2001 on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Grassi's report on the Company's financial statements for the fiscal year ended December 31, 2001 contained an expression of uncertainty over the Company's ability to continue as a going concern. The Company has not consulted Grassi regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements.

Representatives of Grassi are not expected to be present at the Meeting. In the event representatives do attend the Meeting, each of them will have an opportunity to make a statement should any of them desire to do so, and they would be expected to be available to respond to appropriate questions.

Audit Fees
Grassi billed the Company an aggregate of $35,000 for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 included in the Company's annual report on Form 10-KSB and for the review of the Company's interim financial statements included in the Company's quarterly reports on Form 10-QSB for the periods ended March 31, 2001, June 30, 2001 and September 30, 2001.

Financial Information Systems Design and Implementation Fees
Grassi did not render any professional services related to financial information systems design and implementation for the fiscal year ended December 31, 2001.

All Other Fees
Grassi did not render any other professional services, other than those discussed above, for the fiscal year ended December 31, 2001.

Since Grassi did not receive fees from the Company other than audit fees, the Board of Directors has considered and believes that Grassi has maintained its independence from the Company.

                            Stockholder Vote Required

The ratification of the appointment of Grassi & Co. CPAs, P.C. as the Company's independent auditors for the fiscal year ended December 31, 2002, requires the affirmative vote of a majority of the shares of voting stock present in person or represented by proxy at the Meeting. The Board of Directors recommends that the Stockholders vote "FOR" the approval of this proposal to appoint Grassi & Co. CPAs, P.C. as the Company's independent auditors for the fiscal year ended December 31, 2002.

                            GENERAL AND OTHER MATTERS

Management knows of no matters other than the matters described above that will be presented at the Meeting. However, if any other matters properly come before the Meeting, or any of its postponements or adjournments, the person or persons voting the proxies will vote them in accordance with his or their best judgment on such matters.

                             SOLICITATION OF PROXIES

The Company is making the solicitation of proxies and will bear the costs associated therewith. Solicitations will be made by mail only. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to beneficial owners of the Company's Common Stock.

                              STOCKHOLDER PROPOSALS

The Board of Directors has not yet determined the date on which the next annual meeting of Stockholders of the Company will be held. Any proposal by a Stockholder intended to be presented at the Company's next annual meeting of Stockholders must be received at the offices of the Company a reasonable amount of time prior to the date on which the information or proxy statement for that meeting are mailed to Stockholders in order to be included in the Company's information or proxy statement relating to that meeting.

By Order of the Board of Directors,



------------------------------
Edward Adamcik,
Secretary

September 25, 2002

                                                                    Exhibit A(1)





                          AGREEMENT AND PLAN OF MERGER


                                  BY AND AMONG


                                  AZUREL, LTD.,


                               FLO WEINBERG, INC.,


                       RM ENTERPRISES INTERNATIONAL, LTD.,


                                       AND


                             ROMANTIC MOMENTS, INC.



                            DATED AS OF JULY 1, 2002

                                TABLE OF CONTENTS

ARTICLE I - THE MERGER

Section 1.01      The Merger.......................................................................................
Section 1.02      Closing..........................................................................................
Section 1.03      Effective Time...................................................................................
Section 1.04      Effect of the Merger.............................................................................
Section 1.05      Certificate of Incorporation and Bylaws; Directors and Officers..................................
Section 1.06      Further Actions..................................................................................
Section 1.07      Conversion.......................................................................................
Section 1.08      Restrictions on Resale...........................................................................
Section 1.09      Exchange of Certificates.........................................................................

ARTICLE II - REPRESENTATIONS AND WARRANTIES OF AZUREL  AND AZUREL SUB

Section 2.01      Organization, Standing and Power.................................................................
Section 2.02      Capitalization...................................................................................
Section 2.03      Authority for Agreement..........................................................................
Section 2.04      Issuance of Common Stock.........................................................................
Section 2.05      SEC Reports; Financial Statements................................................................
Section 2.06      Governmental Consent.............................................................................
Section 2.07      Litigation.......................................................................................
Section 2.08      Interested Party Transactions....................................................................
Section 2.09      Compliance with Applicable Laws..................................................................
Section 2.10      No Undisclosed Liabilities.......................................................................
Section 2.11      Tax-Free Reorganization..........................................................................
Section 2.12      Tax Returns and Payment..........................................................................
Section 2.13      Board Approval...................................................................................
Section 2.14      Full Disclosure..................................................................................

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF RM ENTERPRISES AND ROMANTIC.

Section 3.01      Organization, Standing and Power.................................................................
Section 3.02      Capitalization...................................................................................
Section 3.03      Authority for Agreement..........................................................................
Section 3.04      Subsidiaries.....................................................................................
Section 3.05      Sole Stockholder.................................................................................
Section 3.06      Governmental Consent.............................................................................
Section 3.07      Financial Statements.............................................................................
Section 3.08      Litigation.......................................................................................
Section 3.09      Restrictions on Business Activities..............................................................
Section 3.10      Interested Party Transactions....................................................................
Section 3.11      Compliance with Applicable Laws..................................................................
Section 3.12      Governmental Authorization.......................................................................
Section 3.13      Absence of Changes...............................................................................
Section 3.14      Operations Since Financial Statements Date.......................................................
Section 3.15      No Undisclosed Liabilities.......................................................................
Section 3.16      Accounts Receivable..............................................................................
Section 3.17      Insurance........................................................................................
Section 3.18      Title to Properties; Liens.......................................................................
Section 3.19      Material Contracts...............................................................................
Section 3.20      Non-Contravention................................................................................
Section 3.21      Labor relations..................................................................................
Section 3.22      Tax Returns and Payment..........................................................................

Section 3.23      Intellectual Property............................................................................
Section 3.24      Environmental Matters............................................................................
Section 3.25      Employment Agreements............................................................................
Section 3.26      Information Supplied.............................................................................
Section 3.27      Warranty claims..................................................................................
Section 3.28      Brokers' and Finders' Fees.......................................................................
Section 3.29      Board Approval...................................................................................
Section 3.30      Full Disclosure..................................................................................

ARTICLE IV - CERTAIN COVENANTS AND AGREEMENTS

Section 4.01      Covenants of RM Enterprises and Romantic.........................................................
Section 4.02      Covenants of Azurel..............................................................................
Section 4.03      Covenants of the Parties.........................................................................

ARTICLE V - CONDITIONS PRECEDENT

Section 5.01      Conditions Precedent to the Parties' Obligations.................................................
Section 5.02      Conditions Precedent to the Obligations of Azurel and Azurel Sub.................................
Section 5.03      Conditions Precedent to the Obligations of RM Enterprises and Romantic...........................

ARTICLE VI - TERMINATION, AMENDMENT AND WAIVER

Section 6.01      Termination......................................................................................
Section 6.02      Effect of Termination............................................................................

ARTICLE VII - CONFIDENTIALITY; NON-SOLICITATION; EXCLUSIVITY

Section 7.01      Confidentiality..................................................................................
Section 7.02      Non-Solicitation.................................................................................
Section 7.03      Exclusivity......................................................................................

ARTICLE VIII - INDEMNIFICATION

Section 8.01      Indemnification by Azurel........................................................................
Section 8.2       Indemnification by RM Enterprises................................................................
Section 8.03      Survival of Indemnification......................................................................

ARTICLE IX - MISCELLANEOUS

Section 9.01      Non-survival of Representations and Warranties...................................................
Section 9.02      Expenses.........................................................................................
Section 9.03      Applicable Law...................................................................................
Section 9.04      Notices..........................................................................................
Section 9.05      Entire Agreement.................................................................................
Section 9.06      Assignment.......................................................................................
Section 9.07      Headings; References.............................................................................
Section 9.08      Counterparts.....................................................................................
Section 9.09      No Third Party Beneficiaries.....................................................................
Section 9.10      Severability; Enforcement........................................................................

List of Schedules

         EXHIBITS

         Merger Certificate.......................................................................................A
         Romantic Financial Statements............................................................................B
         Form of Employment Agreement.............................................................................C
         Form of Assignment and Transfer Agreement................................................................D

                          AGREEMENT AND PLAN OF MERGER


         AGREEMENT AND PLAN OF MERGER dated as of July 1, 2002 (the "Agreement") by and among Azurel, Ltd., a corporation formed under the laws of the State of Delaware ("Azurel"), Flo Weinberg, Inc., a corporation formed under the laws of the State of Delaware wholly owned and operated by Azurel ("Azurel Sub"), RM Enterprises International, Ltd., a corporation formed under the laws of the State of Delaware ("RM Enterprises") and Romantic Moments, Inc., a corporation formed under the laws of the State of Delaware wholly owned and operated by RM Enterprises ("Romantic"). Azurel, the Azurel Sub, RM Enterprises and Romantic are referred to herein individually as a "Party" and collectively as the "Parties."

                                    PREAMBLE

         WHEREAS, Azurel is the record owner of 100% of the common stock of the Azurel Sub;

         WHEREAS, RM Enterprises is the record owner of 100% of the common stock of Romantic (the "Private Shares");

         WHEREAS, Azurel has proposed to acquire Romantic pursuant to a merger transaction whereby, upon the terms and subject to the conditions of this Agreement and in accordance with the GCL (as herein defined), Romantic shall be merged with and into Azurel Sub (the "Merger");

         WHEREAS, Azurel shall in the Merger issue shares of its common stock (the "Public Shares") to RM Enterprises in consideration for the cancellation of the Private Shares;

         WHEREAS, the Parties intend that the Merger qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and it is intended that this Agreement shall qualify as a "plan of reorganization" within the meaning of Treasury Regulation Sections 1.368-2(g) and 1.368-3(a).

         NOW, THEREFORE, in consideration of the mutual representations, warranties and agreements contained in this Agreement, the Parties agree as follows:

                               CERTAIN DEFINITIONS


         As used in this Agreement, the following terms shall have the meanings set forth below:

"Applicable Law" means any domestic or foreign law, statute, regulation, rule, policy, guideline or ordinance applicable to the businesses of the Parties, the Merger and/or the Parties.

"Common Stock" mean the common stock of Azurel, par value $0.001 per share.

"Dollar" and "$" means lawful money of the United States of America.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"GAAP" means generally accepted accounting principles in the United States of America as promulgated by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board or any successor Institutes concerning the treatment of any accounting matter.

"GCL" means the Delaware General Corporation Law

"Knowledge" means the knowledge after reasonable inquiry.

"Lien" means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset.

"Material Adverse Effect" with respect to any entity or group of entities means any event, change or effect that has or would have a materially adverse effect on the financial condition, business or results of operations of such entity or group of entities, taken as a whole.

"Person" means any individual, corporation, partnership, trust or unincorporated organization or a government or any agency or political subdivision thereof.

"Securities Act" means the Securities Act of 1933, as amended.

"Tax" (and, with correlative meaning, "Taxes" and "Taxable") means:

         (i) any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, withholding, payroll employment, excise, severance, stamp, occupation, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever together with any interest or any penalty, addition to tax or additional amount imposed by any governmental entity (a "Tax Authority") responsible for the imposition of any such tax (domestic or foreign), and

         (ii) any liability for the payment of any amounts of the type described in clause (i) above as a result of being a member of an affiliated, consolidated, combined or unitary group for any Taxable period, and

         (iii) any liability for the payment of any amounts of the type described in clauses (i) or (ii) above as a result of any express or implied obligation to indemnify any other person.

"Tax Return" means any return, statement, report or form, including, without limitation, estimated Tax Returns and reports, withholding Tax Returns and reports and information reports and returns required to be filed with respect to Taxes.

                                    ARTICLE I
                                   THE MERGER

SECTION 1.01 THE MERGER.

         Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the GCL, at the Effective Time (as defined herein), Romantic shall be merged with and into the Azurel Sub, the separate existence of Romantic shall cease and the Azurel Sub shall continue as the surviving entity of the Merger (where appropriate, the "Surviving Entity".

SECTION 1.02 CLOSING.

         The closing of the Merger (the "Closing") will take place at the offices of Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP, counsel to the Parties ("GSK"), at 101 East 52nd Street, New York, NY 10022, on the day immediately following the satisfaction or waiver of the conditions precedent set forth in Article V or at such other date as Azurel and RM Enterprises shall agree (the "Closing Date").

SECTION 1.03 EFFECTIVE TIME.

         On the Closing Date, the Parties shall cause the Merger to be consummated by filing, and the Merger shall become effective immediately upon the filing, of a certificate of merger (the "Merger Certificate") with the Secretary of State of the State of Delaware in substantially the form attached hereto as Exhibit A executed in accordance with the relevant provisions of the GCL. The Merger shall become effective at the time such Merger Certificate is filed with the Secretary of State of the State of Delaware (the "Effective Time"). The date on which the Effective Time occurs is referred to as the "Effective Date."

SECTION 1.04 EFFECT OF THE MERGER.

         At and after the Effective Time, the Merger shall be effective as provided in the applicable provisions of the GCL. The existence of Azurel Sub, as the Surviving Entity, with all of its purposes and powers, shall continue unaffected and unimpaired by the Merger, and, as the Surviving Entity, it shall be governed by the laws of the State of Delaware and succeed to all rights, assets, liabilities and obligations of Romantic in accordance with the GCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise provided herein, all the property, rights, privileges, powers and franchises of Romantic shall vest in the Surviving Entity, and all debts, liabilities and duties of Romantic shall become the debts, liabilities and duties of the Surviving Entity. The separate existence and corporate organization of Romantic shall cease at the Effective Time and thereafter the Azurel Sub and Romantic shall be a single entity, to wit, the Surviving Entity, which shall be wholly owned by Azurel.

SECTION 1.05  CERTIFICATE OF INCORPORATION AND BYLAWS; DIRECTORS AND OFFICERS.

Pursuant to the Merger:

         (i) The Certificate of Incorporation and Bylaws of the Azurel Sub as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation and Bylaws of the Surviving Entity following the Merger.

         (ii) The officers and directors of the Surviving Entity following the Merger shall be those persons listed on Schedule 1.05(a), until the earlier of their death, resignation or removal or until their respective successors are duly appointed and qualified.

SECTION 1.06  FURTHER ACTIONS.

         If at any time after the Effective Time, Azurel and RM Enterprises shall consider or be advised that any further assignment or assurances or any other things that are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Entity, the title to any property or right of Romantic acquired or to be acquired by reason of or as a result of the Merger, then Azurel, Azurel Sub, RM Enterprises, Romantic and their respective officers and directors in office shall use all reasonable efforts to execute and deliver, or cause to be executed and delivered, all such proper deeds, assignments and assurances and do all things reasonably necessary and proper to vest, perfect or confirm title to such property or rights in the Surviving Entity and otherwise carry out the purpose of this Agreement, and the officers of Azurel and the Surviving Entity are fully authorized in the name of RM Enterprises and Romantic or otherwise to take any and all such action with the same effect as if such persons were officers of Romantic.

SECTION 1.07  CONVERSION.

         As of the Effective Time, by virtue of the Merger and without any action on the part of Azurel, Azurel Sub, RM Enterprises or Romantic:

         CONVERSION OF PRIVATE SHARES. All Private Shares issued and outstanding immediately prior to the Effective Time shall be converted into and become a right to receive an aggregate of nine million five hundred (9,500,000) Public Shares (the "Issuable Shares") and shall automatically be canceled and retired and shall cease to exist. Each holder of a certificate representing any such Private Share shall, to the extent such certificate represents such shares, cease to have any rights with respect to such shares, except the right to receive the Issuable Shares allocable to the shares represented by such certificate upon surrender of such certificate in accordance with Section 1.09.

SECTION 1.08 RESTRICTIONS ON RESALE

         The Issuable Shares will not be registered under the Securities Act, or the securities laws of any state, and absent an exemption from registration contained in such laws, cannot be transferred, hypothecated, sold or otherwise disposed of until; (i) a registration statement with respect to such securities is declared effective under the Securities Act, or (ii) Azurel receives an opinion of counsel for Azurel that an exemption from the registration requirements of the Securities Act is available.

         The certificates representing the number of Issuable Shares into which the Private Shares shall have been converted pursuant to this Agreement shall contain legends substantially as follows:

         "THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE."

SECTION 1.09 EXCHANGE OF CERTIFICATES.

         (i) EXCHANGE OF CERTIFICATES. After the Effective Time and pursuant to a customary letter of transmittal or other instructional form provided by the Exchange Agent (hereafter defined) to RM Enterprises as the sole holder (as appropriate, the "Sole Stockholder") of the Private Shares, the Sole Stockholder shall be required to surrender all Private Shares to North American Transfer, Freeport, New York, as exchange agent (the "Exchange Agent"), and the Sole Stockholder shall be entitled upon such surrender to receive in exchange therefor certificates representing the number of Issuable Shares into which the Private Shares theretofore represented by the certificate or certificates so surrendered shall have been converted pursuant to this Agreement. Until so surrendered, each such outstanding certificate which, prior to the Effective Time, represented Private Shares shall be deemed for all corporate purpose, subject to the further provisions of this Article I to evidence the ownership of the number of whole Issuable Shares into which such Private Shares have been so converted. No dividend payable to holders of Issuable Shares of record as of any date subsequent to the Effective Time shall be paid to the Sole Stockholder as the owner of any certificate which, prior to the Effective Time, represented Private Shares, until such certificate or certificates are surrendered as provided in this Article I or pursuant to letters of transmittal or other instructions with respect to lost certificates provided by the Exchange Agent.

         (ii) FRACTIONAL SHARES. No certificate or scrip representing fractional Issuable Shares shall be issued upon the surrender of certificates representing Private Shares pursuant to this Agreement, and no dividend declaration by the Board of Directors of Azurel shall relate to any such fractional share. Fractional shares shall be rounded up to the nearest whole share.

         (iii) FULL SATISFACTION OF RIGHTS. All Issuable Shares into which the Private Shares shall have been converted pursuant to this Article 1 shall be deemed to have been issued in full satisfaction of all rights pertaining to the Private Shares.

         (iv) CANCELLATION OF CERTIFICATES. All certificates representing Private Shares converted into Issuable Shares pursuant to this Article I shall be canceled upon delivery thereof to the Exchange Agent pursuant to this Agreement.

         (v) CLOSING OF TRANSFER BOOKS. On the Effective Date, the stock transfer book of Romantic shall be deemed to be closed and no transfer of Private Shares shall thereafter be recorded thereon.

                                   ARTICLE II
             REPRESENTATIONS AND WARRANTIES OF AZUREL AND AZUREL SUB

         Except as set forth in the schedules to this Agreement, disclosure in any one of which shall apply to any and all representations and warranties made in this Agreement, and except as otherwise disclosed in writing to RM Enterprises and Romantic, Azurel hereby represents and warrants to RM Enterprises and Romantic, as of the date of this Agreement and as of the Effective Time, as follows:

SECTION 2.01 ORGANIZATION, STANDING AND POWER.

         Each of Azurel and any subsidiary thereof is a company duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has corporate power and authority to conduct its business as presently conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. Each of Azurel and any subsidiary thereof is duly qualified to do business as a foreign corporation doing business in each state in which it owns or leases real property and where the failure to be so qualified and in good standing would have a Material Adverse Effect on Azurel or its business. Except as disclosed on Schedule 2.01 hereto, Azurel does not have any material ownership interest in any corporation, partnership (general or limited), limited liability company or other entity, whether foreign or domestic (collectively such ownership interests including capital stock).

SECTION 2.02 CAPITALIZATION.

         The authorized capital stock of Azurel consists of 24,000,000 shares of common stock, $0.001 par value per share, and 4,000,000 shares of preferred stock, $0.001par value per share. As of the date of this Agreement, there were 6,931,697 issued and outstanding Public Shares. Except as disclosed on Schedule 2.02(a) hereto, no Public Shares have been reserved for issuance to any person, and there are no other outstanding rights, warrants, options or agreements for the purchase of capital stock from Azurel except as provided in this Agreement. Except as disclosed on Schedule 2.02(b) hereto, no Person is entitled to any rights with respect to the issuance or transfer of the Issuable Shares. The outstanding Public Shares are validly issued, fully paid, non-assessable, and have been issued in compliance with all state and federal securities laws or other Applicable Law.

SECTION 2.03 AUTHORITY FOR AGREEMENT.

         The execution, delivery, and performance of this Agreement by Azurel has been duly authorized by all necessary corporate action, except for the approval of Azurel's stockholders (the "Azurel Stockholders"), and this Agreement, upon its execution by the Parties, will constitute the valid and binding obligation of Azurel enforceable against it in accordance with and subject to its terms, except as enforceability may be affected by bankruptcy, insolvency or other laws of general application affecting the enforcement of creditors' rights, provided, that no such obligation shall arise or be binding unless the Azurel Stockholders approve this Agreement. Except as set forth above or in Schedule 2.03 attached hereto, the execution and consummation of the transactions contemplated by this Agreement and compliance with its provisions by Azurel will not violate any provision of Applicable Law and will not conflict with or result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, Azurel's Certificate of Incorporation or Bylaws, as the case may be and in each case as amended, or, in any material respect, any indenture, lease, loan agreement or other agreement or instrument to which Azurel is a party or by which it or any of its properties are bound, or any decree, judgment, order, statute, rule or regulation applicable to Azurel except to the extent that any breach or violation of any of the foregoing would not constitute or result in a Material Adverse Effect on Azurel taken as a whole.

SECTION 2.04 ISSUANCE OF COMMON STOCK

         The Issuable Shares issuable to RM Enterprises as the holder of the Private Shares will when issued pursuant to this Agreement be duly and validly authorized and issued, fully paid and non-assessable.

SECTION 2.05 SEC REPORTS; FINANCIAL STATEMENTS.

         (i) Azurel has made available to each of RM Enterprises and Romantic (through reference to documents filed with the Securities Exchange Commission ("SEC") by its Electronic Data Gathering Analysis and Retrieval ("EDGAR") or otherwise) a correct and complete copy of each report, schedule, registration statement and definitive proxy statement filed by Azurel with the SEC since December 31, 1998 (the "SEC Reports"), which are all the forms, reports and documents (other than preliminary material) required to be filed by Azurel with the SEC since December 31, 1998. With the exception of any Forms 3, 4 and 5 and any Schedule 13D filed by Azurel on behalf of the Azurel Stockholders, the SEC Reports (a) were prepared in compliance with the requirements of the Securities Act or the Exchange Act, as the case may be, and (b) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (ii) Each set of consolidated financial statements (including, in each case, any related notes thereto) contained in the SEC Reports was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and except that unaudited statements do not contain footnotes in substance or form required by GAAP, as is permitted by the Exchange Act).

         (iii) To the Knowledge of Azurel, except as disclosed in the consolidated financial statements contained in the SEC Reports or on Schedule
2.05 hereof, there has been no material change in the financial condition, operations or business of Azurel since May 21, 2002.

         (iv) Except as otherwise disclosed in the consolidated financial statements contained in the SEC Reports, Azurel does not have any material liabilities.

SECTION 2.06 GOVERNMENTAL CONSENT

         No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other federal, state, county, local or other foreign governmental authority, instrumentality, agency or commission or any third party (other than the approval of the Azurel Stockholders and Azurel as the owner of Azurel Sub), including a party to any agreement with Azurel or Azurel Sub, is required by or with respect to Azurel or Azurel Sub in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable securities laws thereby, and (ii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware.

SECTION 2.07 LITIGATION

         Except as disclosed on Schedule 2.07 hereof, there is no action, suit, investigation, audit or proceeding pending against, or to the best knowledge of Azurel threatened against or affecting, Azurel or Azurel Sub or any of their assets or properties before any court or arbitrator or any governmental body, agency or official.

SECTION 2.08 INTERESTED PARTY TRANSACTIONS

         Except as set forth in Schedule 2.08 (a) attached hereto and/or as otherwise disclosed in writing to RM Enterprises, neither Azurel nor Azurel Sub is indebted to any officer or director of Azurel or Azurel Sub (except for compensation and reimbursement of expenses incurred in the ordinary course of business), and no such person is indebted to Azurel or Azurel Sub, except as disclosed on Schedule 2.08 (b) hereof or in the SEC Reports.

SECTION 2.09 COMPLIANCE WITH APPLICABLE LAWS.

         To the Knowledge of Azurel, the business of Azurel has not been, and is not being, conducted in violation of any Applicable Law, except for possible violations which individually or in the aggregate have not had and are not reasonably likely to have a Material Adverse Effect. No investigation or review by any governmental entity with respect to Azurel is pending or, to the Knowledge of Azurel, threatened, nor has any governmental entity indicated an intention to conduct the same, except for investigations or reviews which individually or in the aggregate would not have, nor be reasonably likely to have, a Material Adverse Effect.

SECTION 2.10 NO UNDISCLOSED LIABILITIES.

         Except as set forth on Schedule 2.10 hereto, there are no liabilities or debts of Azurel or Azurel Sub of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability or debt.

SECTION 2.11 TAX FREE REORGANIZATION

         None of Azurel, Azurel Sub nor any entity affiliated therewith: (i) has undertaken the obligation to investigate as to whether Azurel, Azurel Sub or any entity affiliated therewith has taken or agreed to take any action that would prevent the Merger from qualifying as a reorganization within the meaning of
Section 368 of the Code; or (ii) makes any representation or warranty as to the qualification of the Merger as a reorganization within the meaning of Section 368 of the Code. Based on the foregoing, to the knowledge of Azurel and Azurel Sub, none of Azurel, Azurel Sub nor any entity affiliated therewith has taken or agreed to take any action or is aware of any fact or circumstance that would prevent the Merger from qualifying as a reorganization within the meaning of
Section 368 of the Code.

SECTION 2.12 TAX RETURNS AND PAYMENT

         Azurel has filed all material Tax Returns required by it and has paid all Taxes shown thereon to be due, except as reflected in the SEC Reports and except for Taxes being contested in good faith. Except as disclosed in the SEC Reports, there is no material claim for Taxes that is a lien against the property of Azurel other than liens for taxes not yet due and payable. Azurel has not received notification of any audit of any Tax Return of Azurel being conducted or pending by a Tax Authority where an adverse determination could have a Material Adverse Effect, no extension or waiver of the statute of limitations on the assessment of any taxes has been granted by Azurel which is currently in effect, and Azurel is not a party to any agreement, contract or arrangement with any Tax Authority, which may result in the payment of any material amount in excess of the amount reflected on the SEC Reports.

SECTION 2.13 BOARD APPROVAL.

         The Board of Directors of each of Azurel and Azurel Sub has approved this Agreement and the transactions contemplated hereby. Azurel shall have approved this Agreement in its capacity as the sole stockholder of Azurel Sub.

SECTION 2.14 FULL DISCLOSURE.

         The SEC Reports and the representations and warranties of Azurel contained in Article II of this Agreement or to be furnished in or in connection with documents mailed or delivered to the Azurel Stockholders in connection with soliciting their consent to this Agreement, do not contain or will not contain, any untrue statement of a material fact, or omit to state a material fact required to be stated herein or therein or necessary to make the statements herein or therein, in the light of the circumstances under which they were made, not misleading.

                                   ARTICLE III
          REPRESENTATIONS AND WARRANTIES OF RM ENTERPRISES AND ROMANTIC

         Except as set forth in the schedules to this Agreement, disclosure in any one of which shall apply to any and all representations and warranties made in this Agreement, and except as otherwise disclosed in writing to RM Enterprises and Romantic hereby jointly and severally represent and warrant to Azurel, as of the date of this Agreement and as of the Effective Time, as follows:

SECTION 3.01  ORGANIZATION, STANDING AND POWER.

         (i) RM Enterprises is a corporation duly formed, validly existing and in good standing under the laws of Delaware, and has full corporate power and authority to conduct its business as presently conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. RM Enterprises is duly qualified to do business as a foreign corporation doing business in each state or other jurisdiction in which it owns or leases real property and where the failure to be so qualified and in good standing would have a Material Adverse Effect. Except for its ownership of Romantic, RM Enterprises does not have any ownership interest in any corporation, partnership (general or limited), limited liability company or other entity, whether foreign or domestic (collectively such ownership interests including capital stock)

         (ii) Romantic is a corporation duly formed, validly existing and in good standing under the laws of Delaware, and has full corporate power and authority to conduct its business as presently conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. Romantic is duly qualified to do business as a foreign corporation doing business in each state or other jurisdiction it owns or leases real property and where the failure to be so qualified and in good standing would have a Material Adverse Effect. Romantic does not have any ownership interest in any corporation, partnership (general or limited), limited liability company or other entity, whether foreign or domestic (collectively such ownership interests including capital stock).

SECTION 3.02 CAPITALIZATION.

         As of the date of this Agreement there were 15,000 issued and outstanding shares of common stock (the "RM Shares") and no shares of preferred stock (the "RM Preferred Shares") of RM Enterprises (collectively, the "RM Capital Stock"). Except as disclosed on Schedule 3.02 (a) hereto, no person is entitled to any rights with respect to the issuance or transfer of the RM Capital Stock. The shares of RM Capital Stock have been issued in compliance with all Applicable Law.

         As of the date of this Agreement there were 10,000 issued and outstanding Private Shares and no shares of preferred stock (the "Romantic Preferred Shares") of Romantic (collectively, the "Romantic Capital Stock"). Except as disclosed on Schedule 3.02 (b) hereto, no person is entitled to any rights with respect to the issuance or transfer of the Romantic Capital Stock. The shares of Romantic Capital Stock have been issued in compliance with all Applicable Law.

SECTION 3.03 AUTHORITY FOR AGREEMENT.

         The execution, delivery and performance of this Agreement by RM Enterprises and Romantic has been duly authorized by all necessary corporate or company action, as the case may be, and this Agreement constitutes the valid and binding obligation of each of RM Enterprises and Romantic, enforceable against them in accordance with its terms, except as enforceability may be affected by bankruptcy, insolvency or other laws of general application affecting the enforcement of creditors' rights. The execution and consummation of the transactions contemplated by this Agreement and compliance with its provisions by RM Enterprises and Romantic will not violate any provision of Applicable Law and will not conflict with or result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, any of their respective certificates of incorporation or bylaws, or, in any material respect, any indenture, lease, loan agreement or other agreement instrument to which any of RM Enterprises and Romantic is a party or by which they or any of their properties are bound, or any decree, judgment, order, statute, rule or regulation applicable to each of RM Enterprises and Romantic except to the extent that any breach or violation of any of the foregoing would not constitute or result in a Material Adverse Effect.

SECTION 3.04 SUBSIDIARIES

         Except as disclosed on Schedule 3.04 hereof, and with the exception of Romantic, neither RM Enterprises nor Romantic has any subsidiaries.

SECTION 3.05 SOLE STOCKHOLDER

         RM Enterprises is the Sole Stockholder. There is no other holder of the Private Shares.

SECTION 3.06 GOVERNMENTAL CONSENT

         No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other federal, state, county, local or other foreign governmental authority, instrumentality, agency or commission or any third party (other than RM Enterprises as the Sole Stockholder of the Private Shares), including a party to any agreement with RM Enterprises or Romantic, is required by or with respect to RM Enterprises or Romantic in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable securities laws thereby, and (ii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware.

SECTION 3.07 FINANCIAL STATEMENTS

         Romantic's unaudited balance sheet and accompanying income statement and statement of cash flow prepared for its fiscal year ended May 31, 2000, Romantic's audited balance sheet and accompanying income statement and statement of cash flow prepared for its fiscal year ended May 31, 2001, and Romantic's unaudited balance sheets and the accompanying income statements and statements of cash flow for the period from June 1, 2001 through February 28, 2002 (the "Romantic Financial Statements Date") attached hereto as Exhibit B (collectively, the "Romantic Financial Statements") are true, correct and complete and accurately reflect the financial condition of Romantic as of each of such dates. Except as set forth in Schedule 3.07 attached hereto and/or as otherwise disclosed in writing to Azurel, the Romantic Financial Statements fairly present the financial condition of Romantic and the results of its operations and cash flows as of the dates thereof, and have been prepared in accordance with GAAP consistently applied. The Romantic Financial Statements include all adjustments necessary to present fairly the information for such period.

SECTION 3.08 LITIGATION

         There is no action, suit, investigation, audit or proceeding pending against, or to the best knowledge of RM Enterprises or Romantic, threatened against or affecting, RM Enterprises or Romantic or any of their assets or properties before any court or arbitrator or any governmental body, agency or official.

SECTION 3.09 RESTRICTIONS ON BUSINESS ACTIVITIES

         There is no agreement (non-compete or otherwise), commitment, judgment, injunction, order or decree to which RM Enterprises or Romantic is a party or otherwise binding upon RM Enterprises or Romantic which has or may have the effect of prohibiting or impairing any business practice of Romantic, any acquisition of property (tangible or intangible) by Romantic or the conduct of business by Romantic. Without limiting the foregoing, neither RM Enterprises nor Romantic has entered into any agreement under which Romantic is restricted from selling, licensing or otherwise distributing any of its technology or products to or providing services to, customers or potential customers or any class of customers, in any geographic area, during any period of time or in any segment of the market.

SECTION 3.10 INTERESTED PARTY TRANSACTIONS

         Except as set forth in Schedule 3.10 (a) attached hereto and/or as otherwise disclosed in writing to Azurel, Romantic is not indebted to any officer or director of RM Enterprises or Romantic (except for compensation and reimbursement of expenses incurred in the ordinary course of business), and no such person is indebted to RM Enterprises or Romantic, except as disclosed on
Schedule 3.10 (b) hereof or in the Romantic Financial Statements

SECTION 3.11  COMPLIANCE WITH APPLICABLE LAWS

         To the Knowledge of RM Enterprises or Romantic, the businesses of RM Enterprises and Romantic and the have not been, and are not being, conducted in violation of any Applicable Law, except for possible violations which individually or in the aggregate have not had and are not reasonably likely to have a Material Adverse Effect. No investigation or review by any governmental entity with respect to RM Enterprises or Romantic is pending or, to the Knowledge of RM Enterprises or Romantic, threatened, nor has any governmental entity indicated an intention to conduct the same, except for investigations or reviews which individually or in the aggregate would not have, nor be reasonably likely to have, a Material Adverse Effect.

SECTION 3.12 GOVERNMENTAL AUTHORIZATION

         Schedule 3.12 accurately lists each consent, license, permit, grant or other authorization issued to RM Enterprises or Romantic by a governmental entity (i) pursuant to which RM Enterprises or Romantic currently operates or holds any interest in any of their properties or (ii) which is required for the operation of the business of Romantic or the holding of any such interest (collectively, the "Romantic Authorizations"). The Romantic Authorizations are in full force and effect and constitute all Romantic Authorizations required to permit Romantic to operate or conduct its business or hold any interest in its properties or assets

SECTION 3.13 ABSENCE OF CHANGES

         Since the Romantic Financial Statements Date there has not been:

         (i) any event, occurrence, development or state of circumstances or facts which would, individually or in the aggregate, have a Material Adverse Effect on Romantic;

         (ii) any amendment of any material term of any outstanding security of Romantic;

         (iii) any incurrence, assumption or guarantee by Romantic of any indebtedness for borrowed money;

         (iv) any creation or other incurrence by Romantic of any Lien on any material asset;

         (v) the making of any loan, advance or capital contributions to or investment in any Person;

         (vi) any damage, destruction or other casualty loss (whether or not covered by insurance) affecting the business or any asset(s) of Romantic which would, individually or in the aggregate, have a Material Adverse Effect on Romantic;

         (vii) any transaction or commitment made, or any contract or agreement entered into, by Romantic or any relinquishment by Romantic of any contract or other right;

         (viii) any change in any method of accounting, method of tax accounting, or accounting practice by Romantic;

         (ix) any (a) grant of any severance or termination pay to any current or former director, officer or employee of Romantic, (b) increase in benefits payable under any existing severance or termination pay policies or employment agreements, (c) entering into any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any current or former director, officer or employee of Romantic, (d) establishment, adoption or amendment (except as required by applicable law) of any collective bargaining, bonus, profit sharing, thrift, pension, retirement, deferred compensation, compensation, stock option, restricted stock or other benefit plan or arrangement covering any current or former director, officer or employee of Romantic, or (e) increase in compensation, bonus or other benefits payable or otherwise made available to any current or former director, officer or employee of Romantic;

         (x) any labor dispute, other than routine individual grievances; or

         (xi) any tax election or any settlement or compromise of any tax liability, in either case that is material to Romantic.

SECTION 3.14 OPERATIONS SINCE FINANCIAL STATEMENTS DATE

         Since the Romantic Financial Statements Date, except for as contemplated by this Agreement or in the Romantic Financial Statements,
Romantic:

         (i) has operated its businesses substantially as it was operated prior to that date and only in the ordinary course;

         (ii) has not declared or otherwise become liable with respect to any dividend or distribution of cash, assets or capital stock;

         (iii) has maintained or kept current its books, accounts, records, payroll, and filings in the usual and ordinary course of business, consistent in all material respects with past practice; and

         (iv) has not made any capital expenditure, commitment or investment other than in the ordinary course of business.

SECTION 3.15 NO UNDISCLOSED LIABILITIES

         Except as set forth on Schedule 3.15 hereto, there are no liabilities or debts of RM Enterprises or Romantic of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability or debt.

SECTION 3.16 ACCOUNTS RECEIVABLE

         (i) RM Enterprises and Romantic have made available to Azurel a list of all accounts receivable of Romantic ("Accounts Receivable") as of March 1, 2002 along with a range of days elapsed since the date of each invoice.

         (ii) Except as set forth on Schedule 3.16(a), all Accounts Receivable of Romantic arose in the ordinary course of business and are collectible except to the extent of reserves therefor set forth in the Romantic Financial Statements Date. Except as set forth on Schedule 3.16(b), no person has any Lien on any of such Accounts Receivable and no request or agreement for deduction or discount has been made with respect to any of such Accounts Receivable.

SECTION 3.17 INSURANCE

         Each of RM Enterprises and Romantic has obtained and maintained in full force and effect insurance with responsible and reputable insurance companies or associations in such amounts, on such terms and covering such risks, including fire and other risks insured against by extended coverage, as is reasonably prudent. With respect to the insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations, employees, officers and directors of Romantic, there is no claim by RM Enterprises or Romantic pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums due and payable under all such policies and bonds have been paid and RM Enterprises and Romantic are otherwise in material compliance with the terms of such policies and bonds (or other policies and bonds providing substantially similar insurance coverage). Neither RM Enterprises nor Romantic has Knowledge of any threatened termination of, or material premium increase with respect to, any of such policies.

SECTION 3.18 TITLE TO PROPERTIES; LIENS

         Romantic does not own any real property. All of the assets of Romantic, except those disposed of in the ordinary course of business, are free and clear of all Liens, security interests, charges and encumbrances, except (i) as disclosed on the Romantic Financial Statements, (ii) Liens for current taxes not yet due and payable, (iii) Liens in favor of any lessor with respect to capital lease obligations disclosed in Schedule 3.18 attached hereto, (iv) such imperfections of title or zoning restrictions, easements or encumbrances, if any, as do not materially interfere with the present use of such property or assets, and (vi) Liens which arise by operation of law.

SECTION 3.19      MATERIAL CONTRACTS

         Except for: (i) contracts with clients and other contracts executed by Romantic in the ordinary course of business; (ii) employment agreements with officers; and (iii) other material contracts which are listed on Schedule 3.19(a) hereof, Romantic is not a party to or bound by any material indenture, lease, license, loan agreement, other agreement or other instrument (collectively, the "Material Contracts"). Except as disclosed on Schedule 3.19(b) hereof, Romantic's Material Contracts are enforceable in accordance with their respective terms, and to the knowledge of RM Enterprises and Romantic, Romantic is not in violation of, and has received no notice of being in violation of such Material Contracts.

SECTION 3.20 NON-CONTRAVENTION

         The execution and delivery by RM Enterprises and Romantic of this Agreement and the consummation by RM Enterprises and Romantic of the transactions contemplated hereby and performance of their obligations hereunder do not and will not (i) violate the Certificate of Incorporation or Bylaws of either RM Enterprises or Romantic, (ii) violate any applicable law, rule, regulation, judgment, injunction, order or decree, (iii) require any consent or other action by any Person under, constitute a default under, result in a violation of, conflict with, or give rise to any right of termination, cancellation or acceleration of any right or obligation of either RM Enterprises or Romantic, or to a loss of any benefit to which either of RM Enterprises or Romantic is entitled under any provision of any agreement or other instrument binding upon either of RM Enterprises or Romantic, or any license, franchise, permit, certificate, approval or other similar authorization affecting, or relating in any way to, the assets or business of either RM Enterprises or Romantic, or (iv) result in the creation or imposition of any Lien (as defined herein) on any asset of either RM Enterprises or Romantic.

SECTION 3.21 LABOR RELATIONS

         Romantic is not a party to any collective bargaining agreement and, to the Knowledge of RM Enterprises and Romantic, no organizational efforts are presently being made with respect to any employees of Romantic. Romantic has complied in all material respects with all applicable laws (including, but not limited to, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and regulations relating to employment matters including, but not limited to, those relating to wages, hours, discrimination and payment of social security and similar taxes.

SECTION 3.22 TAX RETURNS AND PAYMENT

         Romantic has filed all material Tax Returns required by it and has paid all Taxes shown thereon to be due, except as reflected in the Romantic Financial Statements and except for Taxes being contested in good faith. Except as disclosed in the Romantic Financial Statements, there is no material claim for Taxes that is a lien against the property of Romantic other than liens for taxes not yet due and payable. Romantic has not received notification of any audit of any Tax Return of Romantic being conducted or pending by a Tax Authority where an adverse determination could have a Material Adverse Effect, no extension or waiver of the statute of limitations on the assessment of any taxes has been granted by Romantic which is currently in effect, and Romantic is not a party to any agreement, contract or arrangement with any Tax Authority, which may result in the payment of any material amount in excess of the amount reflected on the Romantic Financial Statements

SECTION 3.23 INTELLECTUAL PROPERTY

         Except as disclosed on Schedule 3.23 hereof, Romantic has title to all material patents, trademarks or trade secrets, or adequate licenses and rights to use the patents, trademarks, copyrights, trade names and trade secrets of others, necessary to the conduct of its business. The business of Romantic is being carried on without known conflicts with patents, licenses, trademarks, copyrights, trade names and trade secrets of others and, to the Knowledge of RM Enterprises and Romantic, no other persons are conducting their businesses in conflict with patents, licenses, trademarks, copyrights, trade names and trade secrets used by Romantic.

SECTION 3.24 ENVIRONMENTAL MATTERS

         To the Knowledge of RM Enterprises and Romantic: (i) Romantic has obtained all material permits and licenses which are required in connection with its business under all applicable laws and regulations relating to pollution or protection of the environment (the "Environmental Laws") and is in material compliance therewith; (ii) Romantic has at all times conducted its business in material compliance with all Environmental Laws and Romantic has not received any written notice of any past, present or future events, conditions or circumstances, which would interfere with or prevent material compliance or continued material compliance with any Environmental Laws or which form the basis of any material claim, demand or investigation, based on or related to Romantic's business or other activities; (iii) there is no civil, criminal or administrative action or proceeding pending or threatened against Romantic, arising under any Environmental Laws; and (iv) there does not exist, and at no time since Romantic acquired any premises leased or used by it, has there existed any conditions that Romantic believes would require remediation by Romantic under any Environmental Laws

SECTION 3.25 EMPLOYMENT AGREEMENTS

         Schedule 3.25 hereof lists each employment agreement between Romantic and any director, officer or employee of Romantic and copies of all such agreements have been provided to Azurel prior to the date hereof. Except as provided in such employment agreements, all other employees of Romantic are terminable at will without expense or liability to Romantic other than as may be set forth in said Schedule 3.25 attached hereto or as may be required by law.

SECTION 3.26 INFORMATION SUPPLIED

         The information supplied by RM Enterprises and Romantic specifically for inclusion in the Proxy Statement (as defined in Section 4.03) to be sent to the Azurel Stockholders shall not, on the date the Proxy Statement is first mailed or delivered to the Azurel Stockholders contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which it was made, not misleading or omit to state any material fact necessary to correct any statement in any earlier communication to the Azurel Stockholders with respect to this Agreement which has become false or misleading. Notwithstanding the foregoing, neither RM Enterprises nor Romantic makes any representation or warranty with respect to any information supplied by Azurel or Azurel Sub which is contained in any of the foregoing documents.

SECTION 3.27 WARRANTY CLAIMS

         To the Knowledge of each of RM Enterprises and Romantic and except as set forth in Schedule 3.27 attached hereto, there are no pending or threatened material claims against Romantic for any work performed by Romantic for any client, including but not limited to, any services rendered under any warranties

SECTION 3.28 BROKERS' AND FINDERS' FEES.

         Romantic has not incurred, nor will it incur, directly or indirectly, any liability for brokers' or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with this Agreement or any transaction contemplated hereby.

SECTION 3.29 BOARD APPROVAL.

         The Board of Directors of each of RM Enterprises and Romantic has approved this Agreement and the transactions contemplated hereby. RM Enterprises shall have approved this Agreement in its capacity as the Sole Stockholder.

SECTION 3.30 FULL DISCLOSURE.

         The representations and warranties of RM Enterprises and Romantic contained in this Article III of this Agreement or to be furnished in or in connection with documents mailed or delivered to the stockholders of Romantic in connection with soliciting their consent to this Agreement, do not contain or will not contain, any untrue statement of a material fact, or omit to state a material fact required to be stated herein or therein or necessary to make the statements herein or therein, in the light of the circumstances under which they were made, not misleading.

                                   ARTICLE IV
                        CERTAIN COVENANTS AND AGREEMENTS

SECTION 4.01 COVENANTS OF RM ENTERPRISES AND ROMANTIC

         RM Enterprises and Romantic covenant and agree that, during the period from the date of this Agreement until the Closing Date, Romantic shall conduct its business as presently operated and solely in the ordinary course, and consistent with such operation, and, in connection therewith, without the written consent of Azurel:

         (i) shall not amend its Certificate of Incorporation or Bylaws;

         (ii) shall not pay or agree to pay to any employee, officer or director compensation that is in excess of the current compensation level of such employee, officer or director other than salary increases or payments made in the ordinary course of business or as otherwise provided in any contracts or agreements with any such employees;

         (iii) shall not merge or consolidate with any other entity or acquire or agree to acquire any other entity; Azurel agrees and accepts that RM has caused its other wholly owned and operated subsidiary RSI, Inc. to enter into an agreement whereby RSI, Inc. will acquire SpongeTech Inc.;

         (iv) shall not sell, transfer, or otherwise dispose of any assets required for the operations of Romantic's business except in the ordinary course of business consistent with past practices;

         (v) shall not create, incur, assume, or guarantee any indebtedness for money borrowed except in the ordinary course of business, or create or suffer to exist any mortgage, lien or other encumbrance on any of its assets, except those in existence on the date hereof or those granted pursuant to agreements in effect on the date of this Agreement or provided by Azurel, Azurel Sub and/or any of their affiliates;

         (vi) shall not make any capital expenditure or series of capital expenditures except in the ordinary course of business, with the exception of the acquisition referred to in Section 4.01(iii) hereof;

         (vii) shall not declare or pay any dividends on or make any distribution of any kind with respect to the Private Shares;

         (viii) shall maintain its facilities, assets and properties in reasonable repair, order and condition, reasonable wear and tear excepted, and to notify Azurel immediately in the event of any material loss or damage to any of Romantic's material assets;

         (ix) shall maintain in full force and effect all present insurance coverage of the types and in the amounts as are in effect as of the date of this Agreement;

         (x) shall seek to preserve the present employees, reputation and business organization of Romantic and Romantic's relationship with its clients and others having business dealings with it;

         (xi) shall not issue any additional Private Shares or take any action affecting the capitalization of Romantic;

         (xii) shall use commercially reasonable efforts to comply with and not be in default or violation under any law, regulation, decree or order applicable to Romantic's business, operations or assets where such violation would have a Material Adverse Effect;

         (xiii) shall not grant any severance or termination pay to any director, officer or any other employees of Romantic, other than pursuant to agreements in effect on the date of this Agreement or as otherwise disclosed in the documents delivered pursuant to this Agreement;

         (xiv) shall not change any of the accounting principles or practices used by it, except as may be required as a result of a change in law or in GAAP, whether in respect of Taxes or otherwise;

         (xv) shall not terminate or waive any right of substantial value other than in the ordinary course of business; and

         (xvi) shall not enter into any material contract or commitment other than in the ordinary course of business.

SECTION 4.02 COVENANTS OF AZUREL

         (i) Employment Agreements. Additionally, Azurel and/or Azurel Sub shall enter into employment agreements with such employees of Romantic as determined by Azurel, upon such terms and conditions as shall be acceptable to Azurel and such individuals. Anything to the contrary in this Section 4.02 (i) notwithstanding, (a) Steven Moskowitz shall be the Chief Executive Officer of the Company, and (b) Azurel shall enter into an employment agreement with Edward Adamcik in substantially the form attached hereto as Exhibit C.

         (ii) Resignation of Directors. Azurel shall, prior to the Closing, cause all but two of its directors to resign effective immediately subsequent to the Effective Time. In addition, Azurel agrees and accepts that three (3) designees of Romantic shall be appointed to the Board of Directors subsequent to Closing.

         (iii) The Private Placement. Prior to or simultaneously with the Closing, Azurel shall consummate a private placement (the "Private Placement") and issue in connection therewith units (the "Units") for a minimum amount of three hundred and fifty thousand dollars ($350,000) (the "Funds") net of commissions payable in connection therewith. The Units shall be offered at one thousand dollars each ($1,000), each of which shall consist of a 7% convertible promissory 7% note (the "Note") and three-year warrants the (the "Warrants") to purchase 2,500 Public Shares at a cash only exercise price of $0.40 per share. The Notes shall be convertible into Public Shares at the option of the holder at the conversion price of $0.20 per share for an aggregate of 5,000 Public Shares per Note and mature two (2) years from the closing of the Private Placement. The Warrants shall carry demand and registration rights.

         An escrow account shall be established by Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP to hold the Funds on behalf of the Surviving Entity until the Effective Time. Release of the Funds is contingent on Closing.

         Azurel and Azurel Sub further covenant and agree that, during the period from the date of this Agreement until the Closing Date, Azurel Sub shall conduct its business as presently operated and solely in the ordinary course, and consistent with such operation, and, in connection therewith, without the written consent of RM:

         (iv) shall not amend its Certificate of Incorporation or Bylaws;

         (v) shall not pay or agree to pay to any employee, officer or director compensation that is in excess of the current compensation level of such employee, officer or director other than salary increases or payments made in the ordinary course of business or as otherwise provided in any contracts or agreements with any such employees;

         (vi) shall not merge or consolidate with any other entity or acquire or agree to acquire any other entity;

         (vii) shall not sell, transfer, or otherwise dispose of any assets required for the operations of Azurel Sub's business except in the ordinary course of business consistent with past practices;

         (viii) shall not create, incur, assume, or guarantee any indebtedness for money borrowed except in the ordinary course of business, or create or suffer to exist any mortgage, lien or other encumbrance on any of its assets, except those in existence on the date hereof or those granted pursuant to agreements in effect on the date of this Agreement or provided by RM, Romantic and/or any of their affiliates;

         (ix) shall not make any capital expenditure or series of capital expenditures except in the ordinary course of business;

         (x) shall not declare or pay any dividends on or make any distribution of any kind with respect to its securities;

         (xi) shall maintain its facilities, assets and properties in reasonable repair, order and condition, reasonable wear and tear excepted, and to notify RM immediately in the event of any material loss or damage to any of Azurel Sub's material assets;

         (xii) shall maintain in full force and effect all present insurance coverage of the types and in the amounts as are in effect as of the date of this Agreement;

         (xiii) shall seek to preserve the present employees, reputation and business organization of Azurel Sub and Azurel Sub's relationship with its clients and others having business dealings with it;

         (xiv) shall not issue any securities other than as contemplated hereby or may be required for the purposes hereof;

         (xv) shall use commercially reasonable efforts to comply with and not be in default or violation under any law, regulation, decree or order applicable to Azurel Sub's business, operations or assets where such violation would have a Material Adverse Effect;

         (xvi) shall not grant any severance or termination pay to any director, officer or any other employees of Azurel Sub, other than pursuant to agreements in effect on the date of this Agreement or as otherwise disclosed in the documents delivered pursuant to this Agreement;

         (xvii) shall not change any of the accounting principles or practices used by it, except as may be required as a result of a change in law or in GAAP, whether in respect of Taxes or otherwise;

         (xviii) shall not terminate or waive any right of substantial value other than in the ordinary course of business; and

         (xix) shall not enter into any material contract or commitment other than in the ordinary course of business.

SECTION 4.03 COVENANTS OF THE PARTIES

         (i) Tax-free Reorganization. The Parties intend that the transactions contemplated hereby qualify as a reorganization under Sections 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended, and the parties will take the position for all purposes that the transactions contemplated hereby qualify as a reorganization under such Section. In addition, the Parties covenant and agree that they will not engage in any action, or fail to take any action, which action or failure to take action would reasonably be expected to cause the Merger to fail to qualify as a "reorganization" under Section 368(a) of the Code, whether or not otherwise permitted by the provisions of this Agreement;

         (ii) Announcement. Neither RM Enterprises or Romantic, on the one hand, nor either of Azurel or Azurel Sub on the other hand, shall issue any press release or otherwise make any public statement with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other Parties (which consent shall not be unreasonably withheld), except as may be required by applicable law or securities regulation. Notwithstanding anything in this Section 4.03 to the contrary, the Parties will, to the extent practicable, consult with each other before issuing, and provide each other the opportunity to review and comment upon, any such press release or other public statements with respect to this Agreement and the transactions contemplated hereby whether or not required by Applicable Law.

         (iii) Notification of Certain Matters. RM Enterprises and Romantic shall give prompt notice to Azurel and Azurel Sub, and Azurel and Azurel Sub shall give prompt notice to RM Enterprises and Romantic, of:

                  (a) The occurrence, or nonoccurrence, of any event the occurrence, or nonoccurrence, of which would be reasonably likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at or prior to the Effective Time; and

                  (b) Any material failure of RM Enterprises and/or Romantic on the one hand, or Azurel and/or Azurel Sub, on the other hand, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder.

         (iv) Reasonable Best Efforts. Before Closing, upon the terms and subject to the conditions of this Agreement, the Parties agree to use their respective reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable (subject to applicable laws) to consummate and make effective the Merger and other transactions contemplated by this Agreement as promptly as practicable including, but not limited to:

                  (a) The preparation and filing of all forms, registrations and notices required to be filed to consummate the Merger, including without limitation, the preliminary proxy statement to be sent to the Azurel Stockholders on Schedule 14A (including the definitive and any amendments thereto, the "Proxy Statement"), and the other approvals, consents, orders, exemptions or waivers by any third party or governmental entity; and

                  (b) The satisfaction of the other Parties' conditions precedent to Closing.

         (v) Representation of Counsel. The Parties have retained Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP to represent them in connection with this Agreement and all matters in connection herewith. The Parties hereby waive any right to assert a conflict associated with such collective engagement of Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP related hereto or thereto.

         (vi) Proxy Statement. Azurel will use its reasonable best efforts to seek the approval of the Azurel Stockholders for the Merger. As promptly as is reasonably practicable after the date of this Agreement, Azurel shall file with the SEC a Proxy Statement relating to the Merger and will call and hold a meeting of the Azurel Stockholders (the "Meeting") for the purpose of approving and authorizing this Agreement. The Proxy Statement to be submitted to the Azurel Stockholders in connection with the Meeting will, when the Proxy Statement is mailed to the Azurel Stockholders as contemplated by this Section 4.03, contain the information required by the provisions of the GCL and the Exchange Act and the rules and regulations of the SEC thereunder. The Proxy Statement will not, at the time of mailing, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements, in light of the circumstances under which they were made, not misleading, except that Azurel makes no representations as to statements or omissions regarding information solely relating to RM Enterprises or Romantic, it being the agreement of the parties that RM Enterprises and Romantic shall indemnify Azurel against liability resulting from such statements or omissions. Azurel will comply with the requirements of all federal and state securities or "blue sky" laws and the rules and regulations under such laws with respect to such corporate action and any solicitation of proxies in connection therewith.

         (vii) Access to Information

               (a) Inspection by RM Enterprises. Azurel will, and will cause Azurel Sub to, make available for inspection by RM Enterprises, during normal business hours and in a manner so as not to interfere with normal business operations, all of Azurel's records (including tax records), books of account, premises, contracts and all other documents in Azurel's possession or control that are reasonably requested by RM Enterprises to inspect and examine the business and affairs of Azurel. Azurel will cause its managerial employees and regular independent accountants to be available upon reasonable advance notice to answer questions of RM Enterprises concerning the business and affairs of Azurel. RM Enterprises and Romantic will treat and hold as confidential any information they receive from Azurel in the course of the reviews contemplated by this Section 4.03(vii). No examination by RM Enterprises will, however, constitute a waiver or relinquishment by RM Enterprises of its rights to rely on Azurel's covenants, representations and warranties made herein or pursuant hereto.

               (b) Inspection by Azurel. RM Enterprises will, and will cause Romantic to, make available for inspection by Azurel, during normal business hours and in a manner so as not to interfere with normal business operations, all of RM Enterprises' and Romantic's records (including tax records), books of account, premises, contracts and all other documents in RM Enterprises' and Romantic's possession or control that are reasonably requested by Azurel to inspect and examine the business and affairs of RM Enterprises and Romantic. RM Enterprises and Romantic will cause its managerial employees and regular independent accountants to be available upon reasonable advance notice to answer questions of Azurel concerning the business and affairs of RM Enterprises and Romantic. Azurel and Azurel Sub will treat and hold as confidential any information they receive from RM Enterprises and Romantic in the course of the reviews contemplated by this Section 4.03 (vii). No examination by Azurel will, however, constitute a waiver or relinquishment by Azurel of its rights to rely on RM Enterprises' and Romantic's covenants, representations and warranties made herein or pursuant hereto.

         (viii) Assignment of Trademarks. RM Enterprises and Romantic agree to assign, convey, transfer and deliver to Azurel Sub, and Azurel and Azurel Sub agree to acquire, all rights, title and interest in the trademarks listed on
Schedule 3.23 hereof pursuant to an Assignment and Transfer Agreement, a form of which is attached hereto as Exhibit D.

                                    ARTICLE V
                              CONDITIONS PRECEDENT

SECTION 5.01  CONDITIONS PRECEDENT TO THE PARTIES' OBLIGATIONS.

         The obligations of the Parties as provided herein shall be subject to each of the following conditions precedent, unless waived by both Azurel and RM
Enterprises:

         (i) Consents, Approvals. The Parties shall have obtained all consents and approvals of their respective boards of directors and stockholders, and all material consents, including any material consents and waivers by the Parties' respective lenders and other third-parties, if necessary, to the consummation of the transactions contemplated by this Agreement.

         (ii) Absence of Certain Litigation. No action or proceeding shall be threatened or pending before any governmental entity or authority which, in the reasonable opinion of counsel for the Parties, is likely to result in a restraint, prohibition or the obtaining of damages or other relief in connection with this Agreement or the consummation of the Merger.

SECTION 5.02 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF AZUREL AND AZUREL SUB

         The obligations of Azurel and Azurel Sub as provided herein shall be subject to each of the following conditions precedent, unless waived by Azurel:

         (i) Consents And Approvals. RM Enterprises and Romantic shall have obtained all material consents, including any material consents and waivers by Romantic's lenders and other third-parties, if necessary, to the consummation of the transactions contemplated by this Agreement.

         (ii) Representations and Warranties. The representations and warranties by RM Enterprises and Romantic in Article III herein shall be true and accurate in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made at and as of the Closing Date, except to the extent that any changes therein are specifically contemplated by this Agreement.

         (iii) Performance. RM Enterprises and Romantic shall have performed and complied in all material respects with all agreements to be performed or complied with by them pursuant to this Agreement prior at or prior to the Closing.

         (iv) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to Azurel and its counsel, and Azurel and its counsel shall have received all such counterpart originals (or certified or other copies) of such documents as they may reasonably request.

         (v) Assignments. RM Enterprises and Romantic shall have obtained all required written consents to assignment of the licenses, guarantees, contracts, patents and patent applications listed on Schedule 5.02 hereto assigning such licenses, contracts, patents and patent applications to Azurel Sub in connection with the Merger.

         (vi) Certificate of Good Standing. RM Enterprises and Romantic shall have delivered to Azurel a certificate as to the good standing of Romantic in the State of Delaware certified by the Secretary of State of the State of Delaware on or within 2 business days of the Closing Date.

         (vii) Material Changes. Except as contemplated by this Agreement, since the date hereof, neither RM Enterprises nor Romantic shall have suffered a Material Adverse Effect.

SECTION 5.03 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF RM ENTERPRISES AND ROMANTIC

         The obligation of RM Enterprises and Romantic on the Closing Date as provided herein shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions precedent, unless waived by RM Enterprises:

         (i) Consents And Approvals. Azurel and Azurel Sub shall have obtained the consent and approval of their respective lenders and other third-parties, if necessary, to the consummation of the transactions contemplated by this Agreement.

         (ii) Representations And Warranties. The representations and warranties by Azurel and Azurel Sub in Article II herein shall be true and accurate in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made at and as of the Closing Date, except to the extent that any changes therein are specifically contemplated by this Agreement.

         (iii) Performance. Azurel and Azurel Sub shall have performed and complied in all material respects with all agreements to be performed or complied with by them pursuant to this Agreement prior to or at the Closing.

         (iv) Proceedings And Documents. All corporate, company and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to RM Enterprises and its counsel, and RM Enterprises and its counsel shall have received all such counterpart originals (or certified or other copies) of such documents as they may reasonably request.

         (v) Certificate of Good Standing. Azurel shall have delivered to RM Enterprises a certificate as to the good standing of Azurel Sub certified by the Secretary of State of the State of Delaware on or within 2 business days of the Closing Date.

         (vi) Material Changes. Except as contemplated by this Agreement, since the date hereof, neither Azurel nor Azurel Sub shall have suffered a Material Adverse Effect.

         (vii) Consummation of the Private Placement. Azurel shall have consummated the Private Placement for a minimum of three hundred and fifty thousand dollars ($350,000) in Funds exclusive of any commissions incurred thereby, which Funds shall be held in GSK's escrow account.

         (viii) Employment Agreement. Edward Adamcik shall have entered into an employment agreement with Azurel substantially in the form as attached hereto as Exhibit C.

                                   ARTICLE VI
                        TERMINATION, AMENDMENT AND WAIVER

SECTION 6.01 TERMINATION.

         This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by:

         (i) The mutual written consent of the Boards of Directors of the Parties;

         (ii) Either Azurel on behalf of itself and Azurel Sub, on the one hand, or RM Enterprises on behalf of itself and Romantic, on the other hand, if any governmental entity or court of competent jurisdiction shall have issued an order, decree or ruling or taken any other action (which order, decree, ruling or other action the parties to this Agreement shall use their reasonable efforts to lift), which restrains, enjoins or otherwise prohibits the Merger or the acceptance for payment of, or payment for, Issuable Shares pursuant to the Merger and such order, decree, ruling or other action shall have become final and non-appealable;

         (iii) Azurel on behalf of itself and Azurel Sub, if RM Enterprises or Romantic shall have breached in any material respect any of their respective representations, warranties, covenants or other agreements contained in this Agreement, and the breach cannot be or has not been cured within 15 calendar days after the giving of written notice by Azurel to RM Enterprises;

         (iv) RM Enterprises on behalf of itself and Romantic if Azurel or Azurel Sub shall have breached in any material respect any of their representations, warranties, covenants or other agreements contained in this Agreement, and the breach cannot be or has not been cured within 15 calendar days after the giving of written notice by RM Enterprises to Azurel; or

         (v) Without any action on the part of the Parties if required by Applicable Law.

SECTION 6.02 EFFECT OF TERMINATION.

         If this Agreement is terminated as provided in Section 6.01, written notice of such termination shall be given by the terminating Party or Parties to the other Party or Parties specifying the provision of this Agreement pursuant to which such termination is made, this Agreement shall become null and void and there shall be no liability on the part of Azurel, Azurel Sub, RM Enterprises or Romantic; provided that nothing in this Agreement shall relieve any Party from any liability or obligation with respect to any willful breach of this Agreement.


                                   ARTICLE VII
                 CONFIDENTIALITY; NON-SOLICITATION; EXCLUSIVITY

SECTION 7.01 CONFIDENTIALITY

         Azurel and Azurel Sub, on the one hand, and RM Enterprises and Romantic, on the other hand, will keep confidential all information and documents obtained from the other, including but not limited to any information or documents provided pursuant to Section 4.03(vii) hereof, which are designated by such Party as confidential (except for any information disclosed to the public pursuant to a press release authorized by the Parties) and in the event the Closing does not occur or this Agreement is terminated for any reason, will promptly return such documents and all copies of such documents and all notes and other evidence thereof, including material stored on a computer, and will not use such information for its own advantage, except to the extent that (i) the information must be disclosed by law, (ii) the information becomes publicly available by reason other than disclosure by the Party subject to the confidentiality obligation, (iii) the information is independently developed without use of or reference to the other Party's confidential information, (iv) the information is obtained from another source not obligated to keep such information confidential, or (v) the information is already publicly known or known to the receiving Party when disclosed as demonstrated by written documentation in the possession of such Party at such time.

SECTION 7.02 NON-SOLICITATION

         During the period from the date of this Agreement until the consummation or termination of this Agreement or the Merger and, in the event of the termination of this Agreement or the Merger for any reason, during the one
(1) year period following the date of such termination, neither Party shall, without the consent of the other Party, directly or indirectly solicit the employment or engagement, as an employee or consultant, any "restricted employee" or encourage any "restricted employee" to leave the employment of the other Party or any subsidiary of the other Party. A "restricted employee" shall mean any person who is employed by a Party or any of its subsidiaries on the date of this Agreement or at any time during the six (6) months prior thereto.

SECTION 7.03 EXCLUSIVITY

         Except for the transactions contemplated by this Agreement, none of the Parties shall (i) solicit, initiate, or encourage the submission of any proposal or offer relating to the acquisition of any capital stock or other voting securities or any substantial portion of the assets of such or any other Party hereto (including any acquisition structured as a merger, consolidation, or share exchange) or (ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing. The Parties shall notify each other Party immediately if any Person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

                                  ARTICLE VIII
                                 INDEMNIFICATION

SECTION 8.01 INDEMNIFICATION BY AZUREL

         Azurel shall indemnify, defend and hold harmless each of RM Enterprises, Romantic, GSK and each person who is now, or has been at any time prior to the date hereof or who becomes prior to the Closing, an officer, director or partner of RM Enterprises, Romantic or GSK or an employee of RM Enterprises, Romantic or GSK, and their respective heirs, legal representatives, successors and assigns (the "RM Indemnified Parties") against all losses, claims, damages, costs, expenses (including attorneys' fees), liabilities or judgments or amounts that are paid in settlement of or in connection with any threatened or actual claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of (i) any breach of this Agreement by Azurel or Azurel Sub, including but not limited to failure of any representation or warranty to be true and correct at or before the Closing, or
(ii) any act, omission or conduct of any officer, director or agent of Azurel prior to the Closing, whether asserted or claimed prior to, or at or after, the Closing, or (iii) relating to the consummation of the transactions contemplated herein, and any action taken in connection therewith ("RM Indemnified Liabilities"). Any RM Indemnified Party wishing to claim indemnification under this Section 8.01, upon learning of any such claim, action, suit, proceeding or investigation, shall notify Azurel, but the failure so to notify shall not relieve Azurel from any liability that it may have under this Section 8.01, except to the extent that such failure would materially prejudice Azurel.

SECTION 8.02 INDEMNIFICATION BY RM ENTERPRISES

         RM Enterprises shall indemnify, defend and hold harmless each of Azurel, Azurel Sub and GSK and each person who is now, or has been at any time prior to the date hereof or who becomes prior to the Closing, an officer, director or partner of Azurel, Azurel Sub or GSK or an employee of Azurel, Azurel Sub or GSK, and their respective heirs, legal representatives, successors and assigns (the "Azurel Indemnified Parties") against all losses, claims, damages, costs, expenses (including attorneys' fees), liabilities or judgments or amounts that are paid in settlement of or in connection with any threatened or actual claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of (i) any breach of this Agreement by RM Enterprises or Romantic, including but not limited to failure of any representation or warranty to be true and correct at or before the Closing, or
(ii) any act, omission or conduct of any officer, director or agent of RM Enterprises or Romantic prior to the Closing, whether asserted or claimed prior to, or at or after, the Closing, or (iii) relating to the consummation of the transactions contemplated herein, and any action taken in connection therewith ("Azurel Indemnified Liabilities"). Any Azurel Indemnified Party wishing to claim indemnification under this Section 8.02, upon learning of any such claim, action, suit, proceeding or investigation, shall notify RM Enterprises, but the failure so to notify shall not relieve RM Enterprises from any liability that it may have under this Section 8.02, except to the extent that such failure would materially prejudice RM Enterprises.

SECTION 8.03 SURVIVAL OF INDEMNIFICATION

         All rights to indemnification under this Article 8 shall survive the consummation of the Merger and the termination of this Agreement. The provisions of this Article 8 are intended to be for the benefit of, and shall be enforceable by, each RM Indemnified Party and each Azurel Indemnified Party, and his or her heirs and representatives. No Party shall enter into any settlement regarding the foregoing without prior approval of the RM Indemnified Party or Azurel Indemnified Party, as the case may be.

                                   ARTICLE IX
                                  MISCELLANEOUS

SECTION 9.01 NON-SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

         None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except as set forth in Article VIII. All such representations and warranties will be extinguished on consummation of the Merger and none of the Parties nor any of their officers, directors, members, employees or stockholders shall be under any liability whatsoever with respect to any such representation or warranty after such time. This Section 9.01 shall not limit any covenant or agreement of the Parties which by its terms contemplates performance after the Effective Time.

SECTION 9.02 EXPENSES.

         Except as contemplated by this Agreement, all costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated by this Agreement shall be paid by the Party incurring such expenses.

SECTION 9.03 APPLICABLE LAW.

         Except to the extent that the law of the State of Delaware is mandatorily applicable to the Merger (which shall be governed by the GCL), this Agreement shall be governed by the laws of the State of New York as applied to agreements entered into and to be performed in such state.

SECTION 9.04 NOTICES.

         All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given or made as follows:

         (i) If sent by registered or certified mail in the United States, return receipt requested, upon receipt;

         (ii) If sent by reputable overnight air courier (such as Federal Express), 2 business days after being sent;

         (iii) If sent by facsimile transmission, with a copy mailed on the same day in the manner provided in clauses (i) or (ii) above, when transmitted and receipt is confirmed by telephone; or

         (iv) If otherwise actually personally delivered, when delivered.

         All notices and other communications under this Agreement shall be sent or delivered as follows:

         If to RM Enterprises or Romantic, to:

RM Enterprises International, Ltd.
Sunset Industrial Park
50 20th Street
Brooklyn, NY 11232
Telephone:        (718) 788-4798
Fax:              (718) 768-6404
Attention:        Steven Moskowitz

         with a copy to (which shall not constitute notice):

Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP
101 East 52nd Street
New York, NY 10022
Telephone:        (212) 752-9700
Facsimile:        (212) 980-5192
Attention:        Arthur S. Marcus, Esq.

         If to Azurel or Azurel Sub, to:

Azurel, Ltd.
23 F. Commerce Road
Fairfield, NJ 00704
Telephone:        (973) 575-9500
Fax:              (973) 575-9501
Attention:        Mr. Edward Adamcik

         with a copy to (which shall not constitute notice):

Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP
101 East 52nd Street
New York, NY 10022
Telephone: (212) 752-9700
Facsimile: (212) 980-5192
Attention:        Arthur S. Marcus, Esq

         Each Party may change its address by written notice in accordance with this Section.

SECTION 9.05 ENTIRE AGREEMENT.

         This Agreement (including the documents and instruments referred to in this Agreement) contains the entire understanding of the Parties with respect to the subject matter contained in this Agreement, and supersedes and cancels all prior agreements, negotiations, correspondence, undertakings and communications of the Parties, oral or written, respecting such subject matter.

SECTION 9.06 ASSIGNMENT.

         Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any of the Parties (whether by operation of law or otherwise) without the prior written consent of the other Parties. Subject to the immediately foregoing sentence of this Section 9.06, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the Parties and their respective successors and assigns.

SECTION 9.07 HEADINGS; REFERENCES.

         The article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to "Articles" or "Sections" shall be deemed to be references to Articles or Sections of this Agreement unless otherwise indicated.

SECTION 9.08 COUNTERPARTS.

         This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which shall be considered one and the same agreement.

SECTION 9.09 NO THIRD PARTY BENEFICIARIES.

         Except as otherwise contemplated by this Agreement, nothing herein is intended to confer upon any person or entity not a Party to this Agreement any rights or remedies under or by reason of this Agreement.

SECTION 9.10  SEVERABILITY; ENFORCEMENT.

         Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provisions shall be interpreted to be only so broad as is enforceable.

                       [SIGNATURES ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

AZUREL, LTD.

By:
         -----------------------------------
Name:    Edward Adamcik
Title:   Vice President of Operations


FLO WEINBERG, INC.

By:
         -----------------------------------
Name:    Edward Adamcik
Title:   President

RM ENTERPRISES, LTD.

By:
         -----------------------------------
Name:    Steven Moskowitz
Title:   Chief Executive Officer

ROMANTIC MOMENTS, INC.

By:
         -----------------------------------
Name:    Steven Moskowitz
Title:   Chief Executive Officer

                                List of Schedules
                                -----------------

         1.05(a)  Surviving Entity - Officers and Directors........................................................

         2.01     Azurel - Organization, Standing and Power - Material Ownership Interests.........................

         2.02(a)  Azurel - Capitalization - Public Shares..........................................................

         2.02(b)  Azurel - Capitalization - Issuable Shares........................................................

         2.03     Azurel - Authority for Agreement.................................................................

         2.05     Azurel - SEC Reports; Financial Statements.......................................................

         2.07     Azurel - Litigation..............................................................................

         2.08(a)  Azurel- Interested Party Transactions - Indebtedness of Azurel and Azurel Sub....................

         2.08(b)  Azurel- Interested Party Transactions - Indebtedness to Azurel and Azurel Sub....................

         2.10     Azurel- No Undisclosed Liabilities...............................................................

         3.02(a)  RM Enterprises and Romantic- Capitalization - Rights to RM Capital Stock.........................

         3.02(b)  RM Enterprises and Romantic- Capitalization - Rights to Romantic Capital Stock...................

         3.04     RM Enterprises and Romantic- Subsidiaries........................................................

         3.07     RM Enterprises and Romantic- Financial Statements................................................

         3.10(a)  RM Enterprises and Romantic- Interested Party Transactions - Indebtedness of RM and Romantic.....

         3.10(b)  RM Enterprises and Romantic- Interested Party Transactions - Indebtedness to RM and Romantic.....

         3.12     RM Enterprises and Romantic- Governmental Authorization..........................................

         3.15     RM Enterprises and Romantic- No Undisclosed Liabilities..........................................

         3.16(a)  RM Enterprises and Romantic- Accounts Receivable - Reserves......................................

         3.16(b)  RM Enterprises and Romantic- Accounts Receivable - Enforceability................................

         3.18     RM Enterprises and Romantic- Title to Properties; Liens..........................................

         3.19(a)  RM Enterprises and Romantic- Material Contracts..................................................

         3.19(b)  RM Enterprises and Romantic- Material Contracts..................................................

         3.23     RM Enterprises and Romantic- Intellectual Property...............................................

         3.25     RM Enterprises and Romantic- Employment Agreements...............................................

         3.27     RM Enterprises and Romantic- Warranty Claims.....................................................

         5.02     Azurel Conditions Precedent - Assignments........................................................

                                                                    Exhibit A(2)

                                    AMENDMENT
                                       TO
                          AGREEMENT AND PLAN OF MERGER

Reference is hereby made to that certain Agreement and Plan of Merger dated as of July 1, 2002 (the "Agreement") by and among Azurel, Ltd., a corporation formed under the laws of the State of Delaware ("Azurel"), Flo Weinberg, Inc., a corporation formed under the laws of the State of Delaware wholly owned and operated by Azurel ("Azurel Sub"), RM Enterprises International, Ltd., a corporation formed under the laws of the State of Delaware ("RM Enterprises") and Romantic Moments, Inc., a corporation formed under the laws of the State of Delaware wholly owned and operated by RM Enterprises ("Romantic"). All capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to them in the Agreement.

         WHEREAS, the parties to the Agreement desire to amend certain terms of the Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Amendments. Section 2.02 of the Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

         The authorized capital stock of Azurel consists of 24,000,000 shares of common stock, $0.001 par value per share, and 4,000,000 shares of preferred stock, $0.001par value per share. As of the date of this Agreement, there were 10,881,697 issued and outstanding Public Shares. Except as disclosed on Schedule 2.02(a) hereto, no Public Shares have been reserved for issuance to any person, and there are no other outstanding rights, warrants, options or agreements for the purchase of capital stock from Azurel except as provided in this Agreement. Except as disclosed on Schedule 2.02(b) hereto, no Person is entitled to any rights with respect to the issuance or transfer of the Issuable Shares. The outstanding Public Shares are validly issued, fully paid, non-assessable, and have been issued in compliance with all state and federal securities laws or other Applicable Law.

Except for the specific changes provided for in this section, all terms and conditions of the Agreement shall remain and are in full force and effect.

         2. Governing Law. This Amendment shall be governed by and construed in. accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

         3. Miscellaneous. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                            [signatures on next page]

         IN WITNESS WHEREOF, each of the following parties have caused this Amendment to be duly executed as of the 9th day of September, 2002.

AZUREL, LTD.

By:
         -----------------------------------
Name:    Edward Adamcik
Title:   Vice President of Operations


FLO WEINBERG, INC.

By:
         -----------------------------------
Name:    Edward Adamcik
Title:   President

RM ENTERPRISES, LTD.

By:
         -----------------------------------
Name:    Steven Moskowitz
Title:   Chief Executive Officer

ROMANTIC MOMENTS, INC.

By:
         -----------------------------------
Name:    Steven Moskowitz
Title:   Chief Executive Officer

                                                                       Exhibit B
                           CERTIFICATE OF AMENDMENT TO
                THE CERTIFICATE OF INCORPORATION OF AZUREL, LTD.

                                    * * * * *

         Azurel, Ltd. (the "Company"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         FIRST: That the Board of Directors of the Company has approved and its Stockholders having a right to vote thereon have ratified a resolution duly amending the Certificate of Incorporation of said corporation, as follows:

         RESOLVED, that the shareholders consider and vote upon a proposal to amend the Company's Certificate of Incorporation increasing the number of authorized shares of common stock of the Company to fifty million (50,000,000), and it further;

         SECOND: That the amended article of the Certificate of Incorporation shall read as follows:

                "FOURTH: the aggregate number of shares which the corporation is authorized to issue is 51,000,000, divided as follows:

                           A. 50,000,000 shares of common stock, $.001 per share par value, and

                           B. 4,000,000 shares of Preferred Stock, $.001 per share par value, to be issued in series. The shares of Preferred Stock may be issued in one or more series, and each series shall be so designated as to distinguish the shares thereof from the shares of all other series. Authority is hereby expressly granted to the Board of Directors of the corporation to fix, subject to the provisions herein set forth, before the issuance of any shares of a particular series, the number, designation, and relative rights, preferences, and limitations of the shares of such series including (1) voting rights, if any, which may include the right to vote together as a single class with the Common Stock and any other series of the Preferred Stock with the number of votes per share accorded to shares of such series being the same as or different from that accorded to such other shares, (2) the dividend rate per annum, if any, and the terms and conditions pertaining to dividends and whether such dividends shall be cumulative,
         (3) the amount or amounts payable upon such voluntary or involuntary liquidation, (4) the redemption price or prices, if any, and the terms and conditions of the redemption, (5) sinking fund provisions, if any, for the redemption or purchase of such shares, (6) the terms and conditions on which such shares are convertible, in the event the shares are to have conversion rights, and (7) any other rights, preferences and limitations pertaining to such series which may be fixed by the Board of Directors pursuant to the Delaware General Corporation Law;"

         THIRD: That a majority of the Company's Stockholders have approved the amendment to the Certificate of Incorporation (the "Amendment") pursuant to
Section 242 of the General Corporation Law of the State of Delaware (the "GCL").

         FOURTH: That the capital of the Company shall not be reduced under or by reason of said Amendment.

         IN WITNESS WHEREOF, the Company has caused this certificate to be signed by Edward Adamcik, its Vice President of Operations and Secretary, this __th day of October, 2002.

                           By:
                              -------------------------------------------------
                                Edward Adamcik, VP of Operations and Secretary

                                                                  Exhibit E (1)


                                   AZUREL LTD.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001


                                                                           Romantic
                                                        Azurel Ltd.      Moments, Inc.     Adjustments      Note       Pro Forma
                                                       ------------      -------------     -----------    --------    ------------

Net sales                                              $    463,173       $  822,557       $        -                 $  1,285,730
Cost of goods sold                                          192,435          782,737                -                      975,172
                                                       ------------       ----------       ----------     --------    ------------
  GROSS PROFIT                                              270,738           39,820                -                      310,558

Selling, general and administrative expenses              1,281,375          392,263                -                    1,673,638
                                                       ------------       ----------       ----------     --------    ------------
  LOSS FROM OPERATIONS                                   (1,010,637)        (352,443)               -                   (1,363,080)

Gain on sale of fixed assets                                  8,256                -                -                        8,256
Interest expense                                            (42,837)         (39,129)         (24,500)           1        (456,466)
                                                                                             (350,000)           D
Other expense                                               (41,202)               -                -                      (41,202)
Reorganization cost                                         (95,500)               -                -                      (95,500)
                                                       ------------       ----------       ----------     --------    ------------
NET LOSS BEFORE EXTRAORDINARY ITEM                     $ (1,181,920)      $ (391,572)      $ (374,500)                $ (1,947,992)
                                                       ============       ==========       ==========     ========    ============

BASIC AND DILUTED  LOSS PER COMMON SHARE:
  Loss before extraordinary item                       $      (0.17)                                                  $      (0.12)
                                                       ------------       ----------       ----------     --------    ------------
  BASIC AND DILUTED  LOSS PER COMMON SHARE:            $      (0.17)                                                  $      (0.12)
                                                       ============       ==========       ==========     ========    ============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                6,911,796                         9,500,000                   16,411,796
                                                       ============       ==========       ==========     ========    ============



                  See notes to pro forma financial statements.

                                   AZUREL LTD.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 2002



                                                                      Romantic
                                                      Azurel Ltd.   Moments, Inc.     Adjustments        Note         Pro Forma
                                                     ------------   -------------     -----------    ------------    ------------
Net sales                                            $     35,441    $    143,093      $        -                    $    178,534
Cost of goods sold                                         18,197         138,819               -                         157,016
                                                     ------------    ------------      ----------    ------------    ------------
  GROSS PROFIT                                             17,244           4,274               -                          21,518

Selling, general and administrative expenses              262,298         195,823               -                         458,121
                                                     ------------    ------------      ----------    ------------    ------------
  LOSS FROM OPERATIONS                                   (245,054)       (191,549)              -                        (436,603)

Interest expense                                                -         (42,406)        (12,250)              1         (54,656)
Other income                                               60,775               -               -                          60,775
Reorganization costs                                      (12,315)              -               -                         (12,315)
                                                     ------------    ------------      ----------    ------------    ------------
NET LOSS BEFORE EXTRAORDINARY ITEM                   $   (196,594)    $  (233,955)     $  (12,250)                   $    (442,799)
                                                     ============    ============      ==========    ============    ============

BASIC AND DILUTED  LOSS PER COMMON SHARE:
  Loss before extraordinary item                     $      (0.02)                                                   $      (0.02)
                                                     ------------    ------------      ----------    ------------    ------------
  BASIC AND DILUTED  LOSS PER COMMON SHARE:          $      (0.02)                                                   $      (0.02)
                                                     ============    ============      ==========    ============    ============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING              8,223,364                       9,500,000                      17,723,364
                                                     ============    ============      ==========    ============    ============


                  See notes to pro forma financial statements.

                                   AZUREL LTD.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2002

                                                                         Romantic
                                                           Azurel Ltd.  Moments, Inc.      Adjustments       Note       Pro Forma
                                                           -----------  -------------      -----------    ----------   ----------
                          ASSETS
                          ------
Current Assets
Cash                                                       $     25,585    $      1,435      $  350,000        C       $    377,020
Accounts receivable, net of allowance for doubtful
 accounts of $15,000                                             73,779          30,306               -                     104,085
Inventories                                                     203,129         354,580               -                     557,709
Prepaid expenses and other current assets                        33,750          29,230               -                      62,980
Due from related parties                                              -          56,662               -                      56,662
                                                           ------------    ------------      ----------    ---------   ------------
  Total current assets                                          336,243         472,213         350,000                   1,158,456

Equipment at cost                                                     -          60,670               -                      60,670

Other assets
Deposits                                                          8,704           9,618                                      18,322
Goodwill                                                              -          64,000         851,877        A            915,877
                                                           ------------    ------------      ----------    ---------   ------------
  Total other assets                                              8,704          73,618         851,877                     934,199
  Total assets                                             $    344,947    $    606,501      $1,201,877                $  2,153,325
                                                           ============    ============      ==========    =========   ============

                        LIABILITIES
                        -----------

Current liabilities
Accounts payable                                                $75,488    $    190,813      $        -                $    266,301
Note payable - bank                                                   -          84,965               -                      84,965
Notes payable - related party                                         -          38,065               -                      38,065
Note payable - other                                                  -          36,000               -                      36,000
Capital lease obligations                                             -          19,701               -                      19,701
Loans payable - officer                                               -         110,513               -                     110,513
Due to parent                                                         -           6,217               -                       6,217
Taxes payable                                                   425,245               -               -                     425,245
Reorganization liabilities - short term                         853,816               -               -                     853,816
                                                           ------------    ------------      ----------    ---------   ------------
  Total current liabilities                                   1,354,549         486,274               -                   1,840,823
                                                           ------------    ------------      ----------    ---------   ------------

Other liabilities
Capital lease obligations - less current portion                      -          22,104               -                      22,104
Reorganization liabilities - long term                          841,137               -               -                     841,137
Convertible note payables                                             -               -         350,000        C            350,000
                                                           ------------    ------------      ----------    ---------   ------------
  Total other liabilities                                       841,137          22,104         350,000                   1,213,241
                                                           ------------    ------------      ----------    ---------   ------------

  Total liabilities                                           2,195,686         508,378         350,000                   3,054,064

Shareholder's equity (deficit)
Preferred stock, $0.001 par value, authorized 4,000,000
  shares; issued and outstanding 1,001,500 shares             2,237,587               -               -                   2,237,587
Common stock, $0.001 par value, authorized 24,000,000
  shares; 10,881,697, 2,500 and 20,381,697 shares issued
  and outstanding                                                10,882         250,000        (250,000)       B             20,382
                                                                                                  9,500        A
Additional paid in capital                                    9,465,528         867,214        (867,214)       B         10,756,028
                                                                                                940,500        A
                                                                                                350,000        D
Accumulated deficit                                         (13,564,736)     (1,019,091)      1,019,091        B        (13,914,736)
                                                                                               (350,000)       B
                                                           ------------    ------------      ----------    ---------   ------------
  Total shareholder's equity (deficit)                       (1,850,739)         98,123         851,877                    (900,739)
                                                           ------------    ------------      ----------    ---------   ------------

  Total liablities and shareholder's equity (deficit)      $    344,947    $    606,501      $1,201,877                $  2,153,325
                                                           ============    ============      ==========    =========   ============

                  See notes to pro forma financial statements.

                                                                    Exhibit E(2)

                          AZUREL LTD. AND SUBSIDIARIES

                  INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated balance sheet presents the pro forma consolidated financial position of Azurel Ltd. and Romantic Moments Inc. as at June 30, 2002 as if the proposed acquisition of Romantic Moments Inc. had been consummated with Flo Weinberg, Inc. (a subsidiary of Azurel Ltd.) simultaneously with the completion of Azurel Ltd.'s private placement sale of 350 of its stock units at $1,000 each, valued at $350,000.

The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2002 and the year ended December 31, 2001 reflect the combined results of Azurel Ltd. and Romantic Moments Inc. as if the proposed combination of the above mentioned two companies had occurred at the beginning of the year, adjusted to eliminate non-recurring costs, and to reflect new costs directly attributable to the transaction.

The transaction referred to above will be accounted for as a purchase acquisition. Under the purchase method of accounting, the estimated fair value for each of the acquired company's identifiable tangible and intangible assets and liabilities is determined at the date of combination. The portion of the purchase price that exceeds the estimated fair value of the identifiable net assets acquired is treated as goodwill. Accordingly, Azurel Ltd. will issue 9,500,000 shares of its common stock at $.10 per share for a purchase price of $950,000 and record goodwill in excess of the net assets acquired of $851,877 in the company's financial statements.

The unaudited pro forma condensed consolidated statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the companies' respective historical financial statements and notes included in this proxy statement/prospectus.

                           AZUREL LTD. & SUBSIDIARIES
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma condensed consolidated balance sheet at June 30, 2002 to reflect the proposed combination of Azurel Ltd. and Romantic Moments, Inc.

         A. To record the acquisition of Romantic Moments, Inc. by Azurel Ltd. in exchange for 9,500,000 shares of common stock of Azurel Ltd. valued at $0.10 per share resulting in goodwill of $851,877.

         B. To eliminate the shareholders' equity of Romantic Moments, Inc.

         C. To record proceeds of $350,000 resulting from Azurel Ltd.'s private placement sale of 350 units at $1,000 each subsequent to June 30, 2002. Each unit consists of warrants and a note payable convertible into Azurel Ltd.'s common stock.

         D. To record interest expense of $350,000 related to the beneficial conversion of warrants into common stock that were issued in connection with the sale of the aforementioned units.

The following pro forma adjustments are included in the accompanying unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2002 and the year ended December 31, 2001.

         1.       To record the interest on Units at 7% per annum

         2. Pro forma loss per share is based on the pro forma weighted average number of shares outstanding as follows:


                                                                    Six Months           Year Ended
                                                                       Ended            December 31,
                                                                   June 30, 2002            2001

Azurel Ltd. weighted average shares outstanding                    8,223,364            6,911,796
Common stock issued to acquire Romantic Moments, Inc.
                                                                   9,500,000            9,500,000
                                                                   --------------       ---------------
Azurel Ltd. weighted average shares outstanding as adjusted
for the issuance of 9,500,000 common shares to acquire
Romantic Moments, Inc.                                             17,723,364           16,411,796
                                                                   ==============       ===============


                                                                       Exhibit F



                      ROMANTIC MOMENTS, INC. AND SUBSIDIARY

                      CONSOLIDATED FINANCIAL STATEMENTS AND
                          INDEPENDENT AUDITORS' REPORT

                        YEARS ENDED MAY 31, 2002 AND 2001

                      ROMANTIC MOMENTS, INC. AND SUBSIDIARY

                      CONSOLIDATED FINANCIAL STATEMENTS AND
                          INDEPENDENT AUDITORS' REPORT

                        YEARS ENDED MAY 31, 2002 AND 2001


                                                                         PAGE
                                                                         ----

INDEPENDENT AUDITORS' REPORT                                                3

CONSOLIDATED FINANCIAL STATEMENTS

    CONSOLIDATED BALANCE SHEETS                                         4 - 5

    CONSOLIDATED STATEMENTS OF OPERATIONS AND DEFICIT                       6

    CONSOLIDATED STATEMENTS OF CASH FLOWS                               7 - 8

    NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                         9 - 17

REPORT ON SUPPLEMENTARY INFORMATION                                        18

SUPPLEMENTARY INFORMATION

    CONSOLIDATED COST OF GOODS SOLD                                        19

    CONSOLIDATED SELLING EXPENSES                                          20

    CONSOLIDATED GENERAL AND ADMINISTRATIVE EXPENSES                       20

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Romantic Moments, Inc. and Subsidiary

We have audited the accompanying consolidated balance sheets of Romantic Moments, Inc. and Subsidiary as of May 31, 2002 and 2001, and the related consolidated statements of operations and deficit, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Romantic Moments, Inc. and Subsidiary as of May 31, 2002 and 2001, and the consolidated results of their operations and their consolidated cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. The Company has incurred net losses of approximately $506,000 and $259,000 for the years ended May 31, 2002 and 2001, which creates substantial doubt about the Company's ability to continue as a going concern. The recovery of assets and continuation of future operations are dependent upon the Company's ability to obtain additional debt or equity financing and its ability to generate revenues sufficient to continue pursuing its business purposes. (See note 13).



July 25, 2002

                      ROMANTIC MOMENTS, INC. AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEETS

                              May 31, 2002 and 2001

                                                                          2002         2001
                                                                        --------     --------
ASSETS (Pledged)

Current Assets
   Cash                                                                 $  1,435     $    802
   Accounts receivable, less factor advances of $36,591 and
      $114,675 in 2002 and 2001                                           30,306       16,503
   Inventories                                                           354,580      394,949
   Prepaid expenses and other current assets                              29,230        2,514
   Due from related parties                                               56,662       52,222
   Due from parent                                                             -       24,509
                                                                        --------     --------

         Total current assets                                            472,213      491,499
                                                                        --------     --------

Equipment, at cost, less accumulated depreciation of
   $43,891 and $23,178 in 2002 and 2001                                   60,670       81,383
                                                                        --------     --------

Other Assets
   Deposits                                                                9,618       19,421
   Goodwill, less accumulated amortization
      of $16,000 and $10,667 in 2002 and 2001                             64,000       69,333
   Restrictive covenant, less accumulated
      amortization of $5,000 and $3,333 in 2002 and 2001                       -        1,667
                                                                        --------     --------

         Total other assets                                               73,618       90,421
                                                                        --------     --------

         Total assets                                                   $606,501     $663,303
                                                                        ========     ========



See Independent Auditors' Report and notes to consolidated financial statements.

                      ROMANTIC MOMENTS, INC. AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEETS

                              May 31, 2002 and 2001


                                                          2002          2001
                                                      -----------   ----------
LIABILITIES AND SHAREHOLDER'S EQUITY

Current Liabilities
   Accounts payable and accrued expenses              $   190,813   $   136,424
   Note payable - bank                                     84,965        85,000
   Notes payable - related party                           38,065        35,877
   Note payable - other                                    36,000        88,695
   Capital lease obligations                               19,701        14,039
   Loans payable - officer                                110,513        53,932
   Due to parent                                            6,217             -
                                                      -----------   -----------

         Total current liabilities                        486,274       413,967
                                                      -----------   -----------

Other Liabilities
   Note payable - other                                         -         7,674
   Capital lease obligations - less current portion        22,104        37,101
                                                      -----------   -----------

         Total other liabilities                           22,104        44,775
                                                      -----------   -----------

         Total liabilities                                508,378       458,742
                                                      -----------   -----------

Shareholder's Equity
   Capital stock, no par value; 200 shares
      authorized; 100 shares issued and outstanding       250,000       250,000
   Additional paid-in capital                             867,214       467,889
   Deficit                                             (1,019,091)     (513,328)
                                                      -----------   -----------

         Total shareholder's equity                        98,123       204,561
                                                      -----------   -----------

         Total liabilities and shareholder's equity   $   606,501   $   663,303
                                                      ===========   ===========


See Independent Auditors' Report and notes to consolidated financial statements.

                      ROMANTIC MOMENTS, INC. AND SUBSIDIARY

                CONSOLIDATED STATEMENTS OF OPERATIONS AND DEFICIT

                        Years Ended May 31, 2002 and 2001


                                                       2002             2001
                                                   -----------      -----------

Sales                                              $   612,856      $   806,189

Cost of goods sold                                     591,869          591,937
                                                   -----------      -----------

Gross profit                                            20,987          214,252
                                                   -----------      -----------

Operating expenses
   Selling                                             146,884          183,920
   General and administrative                          319,030          243,226
   Interest                                             58,888           44,641
                                                   -----------      -----------

                                                       524,802          471,787
                                                   -----------      -----------

Loss before provision for income taxes                (503,815)        (257,535)

Provision for income taxes                               1,948            1,229
                                                   -----------      -----------

Net loss                                              (505,763)        (258,764)

Deficit - beginning                                   (513,328)        (254,564)
                                                   -----------      -----------

Deficit - end                                      $(1,019,091)     $  (513,328)
                                                   ===========      ===========

See Independent Auditors' Report and notes to consolidated financial statements.

                      ROMANTIC MOMENTS, INC. AND SUBSIDIARY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                        Years Ended May 31, 2002 and 2001


                                                                           2002            2001
                                                                        ---------       ----------
Operating Activities
   Net loss                                                             $(505,763)      $(258,764)
   Adjustments to reconcile net loss to net cash
      used in operating activities
      Bad debts                                                            23,851               -
      Depreciation and amortization                                        27,713          25,014
      Related party interest                                                2,958             877
      Changes in operating assets and liabilities
         Accounts receivable                                               40,430         (40,028)
         Inventories                                                       40,369        (110,385)
         Prepaid expense and other current assets                           2,514          (2,514)
         Due from related parties                                          (4,440)        (53,654)
         Due to / from parent                                                 726         (24,509)
         Accounts payable and accrued expenses                             54,389          81,894
         Due to factor                                                    (78,084)        114,675
                                                                        ---------       ---------

         Net cash used in operating activities                           (395,337)       (267,394)
                                                                        ---------       ---------

Investing Activities
   Acquisition of property and equipment                                        -         (11,884)
   Decrease in deposits                                                     9,803           2,401
                                                                        ---------       ---------

         Net cash provided by (used in) investing activities                9,803          (9,483)
                                                                        ---------       ---------

Financing Activities
   Proceeds from note payable, net of repayments - bank                       (35)         76,809
   Repayments of notes payable - other                                    (60,369)        (82,716)
   Advance net of repayments of loans payable to officer                   56,581            (955)
   Proceeds from notes payable - related party                                  -          35,000
   Repayment of capital lease obligations                                  (9,335)        (11,344)
   Proceeds from additional paid-in capital                               399,325         207,889
                                                                        ---------       ---------

         Net cash provided by financing activities                        386,167         224,683
                                                                        ---------       ---------

Net increase (decrease) in cash                                               633         (52,194)

Cash - beginning                                                              802          52,996
                                                                        ---------       ---------

Cash - end                                                              $   1,435       $     802
                                                                        =========       =========


See Independent Auditors' Report and notes to consolidated financial statements.

                      ROMANTIC MOMENTS, INC. AND SUBSIDIARY

                        Years Ended May 31, 2002 and 2001


Supplemental Information
   Interest paid                                                        $  56,436       $  43,676
   Income taxes paid                                                    $   1,268       $     774

Noncash Transactions
   Assets acquired under capital lease                                  $       -       $  24,453
   Stock issued by parent in consideration for extension of time
      to pay note payable - other                                       $  30,000       $       -


See Independent Auditors' Report and notes to consolidated financial statements.

                      ROMANTIC MOMENTS, INC. AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        Years Ended May 31, 2002 and 2001


1 -      Summary of Significant Accounting Policies

         Principles of Consolidation

         The consolidated financial statements include the accounts of Romantic Moments, Inc. ("the Company") and its wholly-owned subsidiary Romantic Apparels Inc. ("Apparel") (collectively, "the Companies"), with all significant intercompany accounts and transactions eliminated in consolidation.

         Basis of Presentation / Going Concern

         The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Company as a going concern. However, the Company has sustained substantial operating losses in recent years, which raises substantial doubt about the Company's ability to continue as a going concern. The recovery of assets and continuation of future operations are dependent upon the Company's ability to obtain additional debt or equity financing and its ability to generate revenues sufficient to continue pursuing its business purposes. The Company is actively pursuing financing to fund future operations.

         Nature of Operations

         The Company, a wholly-owned subsidiary of RM Enterprises International, Ltd., is a manufacturing company that was formed on June 3, 1998, and was inactive until June 8, 1999 when it purchased the assets of Victoria Weinberg Originals, Inc. Apparel was formed on June 18, 1999. The Companies primarily design, manufacture and distribute high-end women's sleepwear and daywear. The Companies' customers are primarily department stores and specialty stores located throughout the United States.

         Accounts Receivable

         Accounts receivable have been adjusted for all known uncollectible accounts and an additional allowance for doubtful accounts has not been provided, as the amount is not considered material.

         Inventories

         Finished products, work in process, and raw materials inventories are carried at cost, principally first-in, first-out, but not in excess of market. Display material and factory supplies are expensed.

                      ROMANTIC MOMENTS, INC. AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        Years Ended May 31, 2002 and 2001


1 -      Summary of Significant Accounting Policies (Continued)

         Property, Plant and Equipment

         Property and equipment are carried at cost. Depreciation and amortization have been provided using the straight-line and accelerated methods over the estimated useful lives of the assets. Amortization of leasehold improvements is calculated by the straight-line method over the lesser of the term of the related lease or the useful lives of the improvements. Repairs and maintenance are charged to expenses when incurred and renewals and betterments are capitalized.

         Amortization of Goodwill

         Costs of investment in purchased company assets in excess of the underlying fair value of net assets are recorded as goodwill and amortized over 15 years on a straight-line basis. For the years ended May 31, 2002 and 2001, amortization expense was $5,333 and $5,333, respectively.

         Amortization of Restrictive Covenant

         Intangible assets subject to amortization include restrictive covenant costs. Restrictive covenant costs are being amortized on a straight-line basis over 3 years. For the years ended May 31, 2002 and 2001, amortization expense was $1,667 and $1,667, respectively

         Use of Estimates

         The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

         Advertising Costs

         Advertising costs are expensed as incurred. For the years ended May 31, 2002 and 2001, advertising costs totaled $15,451 and $74,099, respectively.

         Shipping and Handling Costs

         Shipping costs are included in selling expenses. For the years ended May 31, 2002 and 2001, shipping costs totaled $17,278 and $9,222, respectively.

         Reclassification

         The 2001 financial statements have been reclassified to conform to the 2002 presentation. Such reclassification had no effect on net income.

                      ROMANTIC MOMENTS, INC. AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        Years Ended May 31, 2002 and 2001

1 -      Summary of Significant Accounting Policies (Continued)

         Recent Accounting Pronouncements

         New accounting statements issued, but not yet adopted by the Companies, include the following:

         In July 2001, the Financial Accounting Standards Board ("FASB") issued Statement No. 141, " Business Combinations" ("SFAS 141"), which requires all business combinations initiated after June 30, 2001 to be accounted for using the purchase method of accounting. As a result, use of the pooling-of-interests method is prohibited for business combinations initiated thereafter. SFAS 141 also establishes criteria for the separate recognition of intangible assets acquired in a business combination. The adoption of SFAS 141 is not expected to have a material impact on the Companies' consolidated results of operations, financial position or cash flows.

         In July 2001, the FASB issued Statement No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"), which requires that goodwill and certain other intangible assets having indefinite lives no longer be amortized to earnings, but instead be subject to periodic testing for impairment. Intangible assets determined to have definitive lives will continue to be amortized over their useful lives. This Statement is effective for the Companies' 2003 fiscal year. However, goodwill and intangible assets acquired after June 30, 2001 are subject immediately to the non-amortization and amortization provisions of this Statement. The Companies are currently evaluating the provisions of SFAS 142 to determine the effect, if any, they may have on the Companies' consolidated results of operations, financial position or cash flows.

         In August 2001, the FASB issued Statement No. 143, "Accounting for Asset Retirement Obligations" ("SFAS 143"), which provides the accounting requirements for retirement obligations associated with tangible long-lived assets. This Statement requires entities to record the fair value of a liability for an asset retirement obligation in the period in which it is incurred. This Statement is effective for the Companies' 2003 fiscal year, and early adoption is permitted. The adoption of SFAS 143 is not expected to have a material impact on the Companies' consolidated results of operations, financial position or cash flows.

         In October 2001, the FASB issued Statement No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"), which excludes from the definition of long-lived assets goodwill and other intangibles that are not amortized in accordance with SFAS 142. SFAS 144 requires that long-lived assets to be disposed of by sale be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or in discontinued operations. SFAS 144 also expands the reporting of discontinued operations to include components of an entity that have been or will be disposed of rather than limiting such discontinuance to a segment of a business. This Statement is effective for the Companies' 2003 fiscal year, and early adoption is permitted. The Companies are currently evaluating the impact of SFAS 144 to determine the effect, if any, it may have on the Companies' consolidated results of operations, financial position or cash flows.

                      ROMANTIC MOMENTS, INC. AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        Years Ended May 31, 2002 and 2001


2 -      Due From Factor

         The Company has an agreement with a factor, whereby substantially all accounts receivable are sold to the factor on a pre-approved non-recourse basis, except for chargebacks and customer claims. Factoring commissions are charged at 1.25% of factored sales with a minimum charge to the Company of $15,000 per year. The Company borrowing, not to exceed 80% of accounts receivable or $750,000, whichever is less, bears interest at prime plus 2% per annum. Related interest expense for the years ended May 31, 2002 and 2001 aggregated approximately $11,400 and $6,700, respectively. The agreement is guaranteed by one of the parent's shareholders. The Company's factoring charges for the years ended May 31, 2002 and 2001 totaled approximately $24,000 and $16,000, respectively.


3 -      Property and Equipment

         Property and equipment consist of the following as of May 31, 2002 and 2001:


                                                               Estimated
                                                             Useful Lives-
                                                                  Years                 2002                2001
                                                             --------------         ------------       ------------
         Furniture and fixtures                                  5 - 7              $      9,472       $      9,472
         Machinery and equipment (including
            $65,145 and $65,145 in 2002 and
            2001 under capital leases)                           5 - 7                    91,989             91,989
         Leasehold improvements                              Life of Lease                 3,100              3,100
                                                                                    ------------       ------------

                                                                                         104,561            104,561
         Less:  Accumulated depreciation and
            amortization (including $27,038 and
            $14,009 in 2002 and 2001 attributable
            to equipment under capital leases)                                            43,891             23,178
                                                                                    ------------       ------------

                                                                                    $     60,670       $     81,383
                                                                                    ============       ============


         For the years ended May 31, 2002 and 2001, related depreciation and amortization expense was $20,713 and $18,014, respectively.

4 -      Due From Related Parties

         The Company entered into a management service agreement with a related party whereby the Company would pay $5,000 per month in exchange for administrative and managerial services. This agreement was terminated as of November 1, 2000. The Company paid a total of $25,000 under this agreement.

                      ROMANTIC MOMENTS, INC. AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        Years Ended May 31, 2002 and 2001

4 -      Due From Related Parties (Continued)

         The Company shared its New York showroom facility with other related businesses. Expenses incurred in the operations of the facility including rent, telephone, and other office expenses were allocated to the various businesses. The allocations were based on usage. Management believes these allocations are reasonable. At May 31, 2002 and 2001, the Company has receivables from these related parties aggregating $56,662 and $52,222, respectively.

         During the year ended May 31, 2002, the Company advanced approximately $23,900 to an employee (a shareholder of the parent) who is no longer employed by the Company. A reserve for the entire amount has been established (see note 13).

         At May 31, 2002 and 2001, respectively, the Company has a liability to its parent of $6,217 and a receivable from its parent of $24,509.


5 -      Note Payable - Bank

         The Companies established a business revolving credit line with a bank on September 27, 1999 in the amount of $30,000. The credit line was increased to $40,000 on January 14, 2000 and to $85,000 on May 14, 2001. The interest rate fluctuates, and is based on the bank's prime rate. The rates at May 31, 2002 and 2001 are 5.75% and 8% per annum, respectively. Periodic repayments are required. The amounts owed at May 31, 2002 and 2001 are $84,965 and $85,000, respectively. The note is personally guaranteed by one of the parent's shareholders. Related interest expense for the years ended May 31, 2002 and 2001 was approximately $5,500 and $3,900, respectively.


6 -      Acquisition / Note Payable - Other

         During the year ended May 31, 2000, the Company entered into an agreement with Victoria Weinberg Originals, Inc. to purchase substantially all of its assets. The purchase price of $350,000 was allocated as follows:

         Furniture, fixtures and equipment                          15,000
         Inventories                                               250,000
         Goodwill                                                   80,000
         Restrictive covenant                                        5,000
                                                                  --------
                                                                  $350,000
                                                                  ========

         The agreement called for payments of $35,000 upon execution and $65,000 upon closing, and a $250,000 note payable, due in 36 equal monthly installments of $7,719, inclusive of interest at 7% per annum. Related interest expense for the years ended May 31, 2002 and 2001 aggregated approximately $5,100 and $9,900, respectively.

                      ROMANTIC MOMENTS, INC. AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        Years Ended May 31, 2002 and 2001

6 -      Acquisition / Note Payable - Other (Continued)

         During the year ended May 31, 2002, the Company requested additional time to pay the remaining balance of approximately $36,000. As consideration for the additional time to pay, the Company's parent issued 100 shares of its common stock, valued at $30,000, to Victoria Weinber Originals, subsequent to May 31, 2002. The Company has recorded both a liability to its parent and a prepaid expense, which will be written off over the extension period.

         The following is a schedule of principal payments required as of May 31, 2002:

                                 Year Ending
                                    May 31,
                                 ------------
                                     2003             $   36,000
                                                      ==========


7 -      Notes Payable - Related Party

         During the years ended May 31, 2002 and 2001, a relative of one of the parent's shareholders loaned $35,000 to the Company. The note bears interest at 15% per annum and is payable upon demand. Related interest expense for the years ended May 31, 2002 and 2001 was approximately $5,250 and $3,600, respectively. At May 31, 2002 and 2001, unpaid interest of $2,188 and $877, respectively, was added to principal.


8 -      Loans Payable - Officer

         Loans payable to officer consist of interest bearing (10% per annum) and non-interest bearing loans and advances, payable upon demand. Related interest expense for the years ended May 31, 2002 and 2001 was $- and $1,515, respectively. Included in loans payable to an officer as of May 31, 2001 is a $53,932 loan consisting of credit card cash advances of $67,685 netted against a receivable from the officer of $13,753. Included in loans payable to an officer as of May 31, 2002 is a $110,513 loan consisting of credit card cash advances of $120,323 netted against a receivable from the shareholder of $9,810. For the years ended May 31, 2002 and 2001, interest expense paid to credit card companies for the related advance was approximately $26,200 and $14,500, respectively.


9 -      Capital Lease Obligations

         The Companies are the lessee of telephone, computer and manufacturing equipment under various capital leases expiring through December 2004. The assets are depreciated on a straight-line method over the applicable periods.

                      ROMANTIC MOMENTS, INC. AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        Years Ended May 31, 2002 and 2001


9 -      Capital Lease Obligations (Continued)

         Minimum future lease payments under capital leases as of May 31, 2002 are as follows:

                        Years Ending
                           May 31,
                        ------------
                            2003                                      $ 23,328
                            2004                                        16,141
                            2005                                         7,812
                                                                      --------
         Total minimum lease payments                                   47,281
         Less:  Amount representing interest                             5,476
                                                                      --------
         Present value of minimum lease payments                        41,805
         Less:  Current portion                                         19,701
                                                                      --------
         Long-term obligation at May 31, 2002                         $ 22,104
                                                                      ========

         Interest on the capital leases range from 7% to 12% per annum. The leases are personally guaranteed by two of the parent's shareholders. Related interest expense for the years ended May 31, 2002 and 2001 aggregated approximately $4,800 and $5,000, respectively.


10 -     Additional Paid-in Capital

         During the years ended May 31, 2002 and 2001, the Company's parent contributed $399,325 and $207,889, respectively, as additional paid-in capital.


11 -     Long-Term Leases

         The Companies have a lease agreement with Sunset Industrial Park Associates for manufacturing facilities located in Brooklyn, New York, that expires on June 30, 2004. The lease provides for escalation based on the percentage increase in the consumer price index. Rent expense for the years ended May 31, 2002 and 2001 was approximately $47,600 and $48,600, respectively.

         The Companies also entered into a lease with Belmont Madison Associates for a showroom in New York City, New York. The term of the lease was from September 1, 1999 to August 31, 2004. In December 2001, the Companies, with the consent of the landlord, terminated its obligation under this lease. Rent expense for the years ended May 31, 2002 and 2001, net of related party allocation of $- and $36,228, was approximately $30,900 and $4,000, respectively.

                      ROMANTIC MOMENTS, INC. AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        Years Ended May 31, 2002 and 2001


11 -     Long-Term Leases (Continued)

         On October 13, 1999 the Companies entered into a lease with Market Center Management Company, Ltd., for a showroom in Dallas, Texas. The term of the lease is from October 1, 1999 to September 30, 2002. Rent expense for the years ended May 31, 2002 and 2001 was approximately $6,100 and $6,300, respectively.

         On June 8, 1999, the Companies entered into a lease with AMC, Inc. for a showroom in Atlanta, Georgia. The term of the lease was from June 1, 1999 to January 31, 2001. This lease was renewed for an additional 2 years. The related rent expense for the years ended May 31, 2002 and 2001 was approximately $2,400 and $2,400, respectively.

         The following is a schedule of future minimum rental payments required under the above operating leases as of May 31, 2002.


           Years Ending                             Brooklyn        Dallas, TX      Atlanta, GA
               May 31,            Total             Facility         Showroom        Showroom
           ------------        ------------       -------------    -------------  ---------------
               2003            $     40,000       $      36,000    $       2,000  $        2,000
               2004                  36,000              36,000                -               -
               2005                   3,000               3,000                -               -
                               ------------       -------------    -------------  --------------
                               $     79,000       $      75,000    $       2,000  $        2,000
                               ============       =============    =============  ==============


12 -     Deferred Income Taxes

         At May 31, 2002 and 2001, respectively, the Company has approximately $1,014,000 and $508,000 of net operating loss carryforwards available, which expire in various years through May 31, 2022. The significant component of the Company's deferred tax asset as of May 31, 2002 and 2001 is as follows:



                                                              2002           2001
                                                           ----------     ----------
        Non-Current
           Net operating loss carryforwards                $  422,000     $  206,000
           Valuation allowance for deferred tax asset         422,000        206,000
                                                           ----------     ----------

                                                           $        -     $        -
                                                           ==========     ==========

         SFAS No. 109 requires a valuation allowance to be recorded when it is more likely than not that some or all of the deferred tax assets will not be realized. At May 31, 2002 and 2001, a valuation allowance for the full amount of the net deferred tax asset was recorded.

                      ROMANTIC MOMENTS, INC. AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        Years Ended May 31, 2002 and 2001


12 -     Deferred Income Taxes (Continued)

         The reconciliation of reported income tax expense (benefit) to the amount of income tax expense that would result from applying domestic federal income taxes at the statutory rate is as follows:


                                                                2002           2001
                                                            ------------    -----------
        Statutory federal income tax (benefit)              $   (345,000)   $ (173,000)
        State and local income tax (benefit) - net of
           federal benefit                                       (77,000)      (33,000)
        Valuation allowance                                      422,000       206,000
                                                            ------------    ----------
                                                            $          -    $        -
                                                            ============    ==========


13 -     Commitments and Contingencies

         Letter of Intent

         During May 2002, the Company entered into a letter of intent to merge into a publicly held company.

         Litigation

         A former employee has brought suit against the Company claiming damages and unpaid wages of approximately $69,000. Management disagrees with this claim and asserts that approximately $23,900 was advanced to this former employee as a loan, which has not been repaid, and a reserve for the entire amount has been set up. Management intends to vigorously defend against this claim and the outcome of this matter will not have a material adverse effect on the Company's financial condition or results of operations.

                       REPORT ON SUPPLEMENTARY INFORMATION


The Board of Directors
Romantic Moments, Inc. and Subsidiary

Our audits of the basic consolidated financial statements were made for the purpose of forming an opinion on such financial statements taken as a whole. The supplementary information on pages 19 - 20 is presented for purposes of supplementary analysis and is not a required part of the basic consolidated financial statements. Such information has not been subjected to the auditing procedures applied in our audits of the consolidated financial statements and, accordingly, we express no opinion on it.



July 25, 2002

                      ROMANTIC MOMENTS, INC. AND SUBSIDIARY


                            SUPPLEMENTARY INFORMATION

                         CONSOLIDATED COST OF GOODS SOLD

                        Year Ended May 31, 2002 and 2001


                                                       2002             2001
                                                 ----------       ----------
   Inventories - beginning                       $  394,949       $  284,564
   Purchases                                        296,886          456,159
   Salaries                                         179,226          178,719
   Payroll taxes                                     19,991            4,774
   Designer                                             625            1,200
   Freight                                            2,324           10,781
   Rent                                              43,104           43,757
   Utilities                                          9,344            6,932
                                                 ----------       ----------
                                                    946,449          986,886

   Less:  Inventories - end                         354,580          394,949
                                                 ----------       ----------
   Cost of goods sold                            $  591,869       $  591,937
                                                 ==========       ==========


See Report on Supplementary Information.                                     19

                      ROMANTIC MOMENTS, INC. AND SUBSIDIARY

                            SUPPLEMENTARY INFORMATION

                             CONSOLIDATED SCHEDULES

                        Years Ended May 31, 2002 and 2001


                                                                 2002              2001
                                                             ----------       ----------
Selling Expenses
   Advertising                                               $   15,451       $   74,099
   Freight-out                                                   17,278            9,222
   Miscellaneous                                                  5,511            7,053
   Rent                                                          24,175           12,645
   Telephone                                                     17,917           15,013
   Travel and selling                                            66,552           65,888
                                                             ----------       ----------

         Total selling expenses                              $  146,884       $  183,920
                                                             ==========       ==========


General and Administrative Expenses
   Salaries - other                                          $   92,407       $   65,615
   Payroll taxes                                                  9,125            1,766
   Employee benefits                                             21,763            2,908
   Bank charges                                                   8,240            6,482
   Bad debts                                                     23,851                -
   Consulting                                                    39,001           46,767
   Depreciation and amortization                                 27,713           25,014
   Factor commissions                                            23,672           15,360
   Insurance                                                     14,191           10,833
   Legal                                                          2,038            1,740
   Management fee                                                 4,358           25,000
   Miscellaneous                                                  5,081            1,780
   Office                                                        16,144           15,436
   Postage                                                          355              758
   Rent                                                          19,738            4,861
   Software                                                       3,265            6,945
   Telephone                                                      5,888            6,491
   Utilities                                                      2,200            4,621
   Web hosting                                                        -              849
                                                             ----------       ----------
         Total general and administrative expenses           $  319,030       $  243,226
                                                             ==========       ==========


See Report on Supplementary Information.                                     20

                                                                       Exhibit G
                          MANAGEMENT SERVICES AGREEMENT


                  This Agreement (the "Agreement") is made and entered into as of the __th day of May, 2002 by and between Azurel, Ltd., a Delaware, corporation (the "Company"), and RM Enterprises, Inc. ("RM"), a Delaware corporation.

         WHEREAS, Flo Weinberg, Inc. ("Azurel Sub"), a Delaware corporation, is wholly owned and operated by the Company;

         WHEREAS, Romantic Moments, Inc. (the "Manager"), is a Delaware corporation wholly owned and operated by RM (the Manager and the three other above-mentioned companies are referred to herein as the "Corporations");

         WHEREAS, the Company and RM have determined that a merger of Azurel Sub and the Manager (the "Merger") is advisable and in the best interests of the Corporations and their officers, directors and shareholders, and presents an opportunity for the Corporations to achieve long-term strategic and financial benefits;

         WHEREAS, the Company and the Manager have executed a memorandum of understanding as of April __, 2002 (the "Memorandum") and intend to enter into a merger agreement (the "Merger Agreement") upon the terms and subject to the conditions set forth therein;

         WHEREAS, pursuant to the Merger Agreement, the Manager shall be merged with and into Azurel Sub, the separate legal existence of the Manager shall cease and Azurel Sub shall continue as the surviving corporation of the Merger.

         NOW, THEREFORE, in consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         1. Purpose: The Company hereby engages the Manager for the term specified in Paragraph 2 hereof to render certain management services to the Company relating to the Company's business upon the terms and conditions set forth herein.

         2. Term: This Agreement shall be effective from May __, 2002 to August 5, 2002, subject to extension in the mutual discretion of the parties hereto.

         3. Duties of the Manager: During the term of this Agreement, the Manager shall operate the business of the Company. The Manager shall be empowered to negotiate on behalf of the Company with respect to matters in the ordinary course of the Company's business. The Manager shall report directly to the board of directors of the Company, although the Board's pre-approval shall not be required for a decision of the Manager unless the decision involves an expenditure or commitment of more than $10,000.

         4. Compensation: In consideration for the services rendered by the Manager to the Company pursuant to this Agreement , the Company shall compensate the Manager as follows: (i) In the event that the Merger not close, the Manager shall be entitled to three hundred thousand (300,000) shares of common stock of the Company (the "Shares"); (ii) in the event that Merger does close, the Manager shall be entitled to one hundred and fifty thousand Shares.

         5. Liability of the Manager: The Company acknowledges that all actions taken by, and all opinions and advice (written or oral) given by, the Manager to the Company in connection with the Manager's engagement are intended solely for the benefit and use of the Company, and the Company agrees that no person or entity other than the Company shall be entitled to make use of or rely upon the actions to be taken or advice to be given hereunder, as the case may be, by the Manager, and no such action, opinion or advice shall be used for any other purpose or reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose, nor may the Company make any public references to the Manager, or use the Manager's name in any annual reports or any other reports or releases of the Company, without the Manager's prior written consent, except as may be required by law.

         6.       Company Information:

                           (a) The Company recognizes and confirms that, in
operating the Company and in fulfilling its engagement hereunder, the Manager will use and rely on data, material and other information furnished to the Manager by the Company. The Company acknowledges and agrees that in performing their services under this engagement, the Manager may rely upon the data, material and other information supplied by the Company without independently verifying the accuracy, completeness or veracity of same. The Manager agrees to execute and deliver to the Company a Non Disclosure Agreement, a copy of which is attached hereto as Exhibit A.

                           (b) Except as contemplated by the terms hereof or as
required by applicable law in the opinion of counsel to the Company, the Manager shall keep confidential all non-public information provided to it by the Company, and shall not disclose such information to any third party without the Company's prior written consent, other than such of its employees and advisors as the Manager determines to have a need to know. In the event that the Manager discloses such information to its employees or advisors, it will cause such employees or advisors to be bound by the provisions of this Section 6(b).

         7.       Indemnification:

                           (a) The Company shall indemnify and hold harmless the
Manager against any and all liabilities, claims, lawsuits, including any and all awards and/or judgments to which it may become subject under the Securities Act of 1933 (the "1933 Act"), the Securities Exchange Act of 1934 (the "Act") or any other federal or state statute, at common law or otherwise, insofar as said liabilities, claims and lawsuits (including costs, expenses, awards and/or judgments) arise out of or are in connection with the services rendered by the Manager or any transactions effected in connection with this Agreement, except for any liabilities, claims and lawsuits (including awards and/or judgments), arising out of acts or omissions of the Manager or as a result of the Manager's gross negligence, willful misconduct or fraud. In addition, the Company shall also indemnify and hold harmless the Manager against any and all costs and expenses, including reasonable counsel fees, incurred or relating to the foregoing.

                           The Manager shall give the Company prompt notice of
any such liability, claim or lawsuit which the Manager contends is the subject matter of the Company's indemnification and the Company thereupon shall be granted the right to take any and all necessary and proper action, at its sole cost and expense, with respect to such liability, claim and lawsuit, including the right to settle, compromise and dispose of such liability, claim or lawsuit, excepting therefrom any and all proceedings or hearings before any regulatory bodies and/or authorities.

                           The Manager shall indemnify and hold harmless the
Company against any and all liabilities, claims and lawsuits, including any and all awards and/or judgments to which it may become subject under the 1933 Act, the Act or any other federal or state statute, at common law or otherwise, insofar as said liabilities, claims and lawsuits (including costs, expenses, awards and/or judgments) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or the omission to disclose a material fact required to be stated or necessary to make the statement not misleading, which statement or omission was made in reliance upon information furnished in writing to the Company by or on behalf of the Manager for inclusion in any document or any amendment or supplement thereto in connection with any transaction to which this Agreement applies. In addition, the Manager shall also indemnify and hold harmless the Company against any and all costs and expenses, including reasonable counsel fees, incurred or relating to the foregoing.

                           The Company shall give the Manager prompt notice of
any such liability, claim or lawsuit which the Company contends is the subject matter of the Manager's indemnification and the Manager thereupon shall be granted the right to a take any and all necessary and proper action, at their sole cost and expense, with respect to such liability, claim and lawsuit, including the right to settle, compromise or dispose of such liability, claim or lawsuit, excepting therefrom any and all proceedings or hearings before any regulatory bodies and/or authorities.

                           (b) In order to provide for just and equitable
contribution in any case in which (i) any person entitled to indemnification under this Paragraph 7 makes claim for indemnification pursuant hereto but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Paragraph 7 provides for indemnification in such case, or (ii) contribution may be required on the part of any such person in circumstances for which indemnification is provided under this Paragraph 7, then, and in each such case, the Company and the Manager shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after any contribution from others); provided, however, that in any such case, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act of 1933, as amended), shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                           Within 15 days after receipt by any party to this
Agreement (or representative thereof) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (the "Contributing Party"), notify the Contributing Party of the commencement thereof, but the omission to so notify the Contributing Party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party notifies a Contributing Party or his or its representative of the commencement thereof within the aforesaid 15 days, the Contributing Party will be entitled to participate therein with the notifying party and any other Contributing Party similarly notified. Any such Contributing Party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of the Contributing Party. The indemnification provisions contained in this Paragraph 7 are in addition to any other rights or remedies which either party hereto may have with respect to the other or hereunder.

         8. The Manager as an Independent Contractor: Anything to the contrary herein notwithstanding, the Manager shall perform its services hereunder as an independent contractor and not as an employee of the Company or an affiliate thereof. The Manager shall make no disbursement or commitment of funds in excess of ten thousand dollars ($10,000) without the consent of the Company's board of directors, which consent shall not be unreasonably withheld. The Manager is solely responsible for paying its employees and any taxes.

         9.       Miscellaneous:

                           (a) This Agreement between the Company and the
Manager constitutes the entire agreement and understanding of the parties hereto, and supersedes any and all previous agreements and understandings, whether oral or written, between the parties with respect to the matters set forth herein.

                           (b) Any notice or communication permitted or required
hereunder shall be in writing and shall be deemed sufficiently given if hand-delivered or sent (i) postage prepaid by registered mail, return receipt requested, or (ii) by facsimile, to the respective parties as set forth below, or to such other address as either party may notify the other in writing:

         If to the Company, to:   Azurel, Ltd.
                                  23 F. Commerce Road
                                  Fairfield, NJ 00704
                                  Telephone:        (973) 575-9500
                                  Fax:              (973) 575-9501
                                  Attention:        Mr.  Edward Adamcik

         If to the Manager, to:   RM Enterprises International, Ltd.
                                  Sunset Industrial Park
                                  50 20th Street
                                  Brooklyn, NY 11232
                                  Telephone:        (718) 788-4798
                                  Fax:              (718) 768-6404
                                  Attention:        Mr. Steven Moskowitz

In each case, with a copy to:  Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP
                               101 East 52nd Street
                               New York, New York 10022
                               Attention;   Arthur S. Marcus, Esq.

                           (c) This Agreement shall be binding upon and inure to
the benefit of each of the parties hereto and their respective successors, legal representatives and assigns.

                           (d) This Agreement may be executed in any number of
counterparts, each of which together shall constitute one and the same original document.

                           (e) No provision of this Agreement may be amended,
modified or waived, except in a writing signed by all of the parties hereto.

                           (f) This Agreement shall be construed in accordance
with and governed by the laws of the State of New York, without giving effect to conflict of law principles. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in New York City, and they hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth in Paragraph 11(b) hereof.

                         [Signatures on following page]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.


                                   AZUREL, LTD.



                                    By:__________________________________
                                             Name:    Edward Adamcik
                                             Title:   Vice President


                                   MANAGER



                                    By:___________________________________
                                             Name:    Steven Moskowitz
                                             Title:   Chief Executive Officer

          GENERAL PROXY -ANNUAL MEETING OF STOCKHOLDERS OF AZUREL, LTD.

         The undersigned hereby appoints Edward Adamcik, with full power of substitution, proxy to vote all of the shares of common stock of Azurel, Ltd., a Delaware corporation (the "Company") held by the undersigned and with all of the powers the undersigned would possess if personally present at the Annual Meeting of stockholders of the Company to be held at the offices of Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP, 101 East 52nd Street, New York, NY, 10022 on October 17, 2002 at 11:00 A.M. local time and at all adjournments thereof, upon the matters specified below, all as more fully described in the Proxy Statement dated September 25, 2002 and with the discretionary powers upon all other matters which come before the meeting or any adjournment thereof.

This Proxy is solicited on behalf of the Company's Board of Directors.

1. To approve the Agreement and Plan of Merger, including all transactions and developments contemplated thereby, dated as of July 1, 2002 (including the amendment thereto), by and among the Company, Flo Weinberg, Inc., a corporation formed under the laws of the State of Delaware wholly owned and operated by the Company, RM Enterprises International, Ltd., a Delaware corporation ("RM") and Romantic Moments, Inc., a corporation formed under the laws of the State of Delaware wholly owned and operated by RM.

         |_|  FOR              |_|  AGAINST              |_|  ABSTAIN

2. To approve an amendment to the Company's Certificate of Incorporation increasing the number of the Company's authorized shares of common stock to fifty million.

         |_|  FOR              |_|  AGAINST              |_|  ABSTAIN

3. To approve the nominations of Norman Grief, Brian Bookmeier, Steven Moskowitz, Frank Lazauskas and Jerome Schlanger to the Company's Board of Directors.

         |_|  FOR              |_|  AGAINST              |_|  ABSTAIN

4. To approve the appointment of Grassi & Co. CPAs, P.C. as the Company's independent auditors for the ensuing fiscal year.

         |_|  FOR              |_|  AGAINST              |_|  ABSTAIN

5. To act upon such other business as may properly come before the Meeting or any adjournment thereof.


         Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 and 4.

         The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

         Please mark, date, sign and mail your proxy promptly in the envelope provided.

                           Date: _________   ___, 2002


                           ---------------------------------
                           (Print name of Shareholder)

                           ---------------------------------
                           (Print name of Shareholder)


                           ---------------------------------
                           Signature

                           ---------------------------------
                           Signature

                           Number of Shares
                                            ----------------
                           Note: Please sign exactly as name appears in the Company's records. Joint owners should each sign. When signing as attorney, executor or trustee, please give title as such.